UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2006

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Hartford Financial Services Group, Inc.
Hartford Plaza
Hartford, Connecticut	06115-1900

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
SIGNATURE

Item 2.02. Results of Operations and Financial Condition.
This Current Report on Form 8-K is filed on behalf of The Hartford Financial Services Group, Inc. (“The Hartford” or the “Company”) to provide supplemental financial disclosure relating to the fiscal years ended December 31, 2004 and 2003; and the nine month period ended September 30, 2005.
The Hartford intends to change its reporting segments effective for the quarter ending December 31, 2005. The segment change is in accordance with the provisions of Statement of Financial Accounting Standard No. 131, and reflects the manner in which the Company is currently organized for purposes of making operating decisions and assessing performance.
The new segments and their component products are as follows:
Life
Retail Products Group: This segment will include the Company’s individual annuities, retail mutual funds, 529 college savings plans, Canadian and offshore investment products. The Company intends to continue to prepare a separate income statement in its financial supplement for the individual annuity line of business.
Retirement Plans: This segment will include the Company’s retirement plan products and services to corporations and municipalities under Section 401(k), 403(b) and 457 plans.
Institutional Solutions Group: This segment will include institutional liability products, including structured settlements and institutional annuities (including terminal funding cases), as well as variable private placement life insurance owned by corporations and high net worth individuals.
The Individual Life and Group Benefits segments remain unchanged from their definitions as of September 30, 2005.
International: This segment, which primarily has operations located in Japan, Brazil, Ireland and the UK, provides investments, retirement savings and other insurance products to individuals and groups outside the United States and Canada. The Company intends to prepare a separate income statement in its financial supplement for the Japanese operations.
Life includes in an Other category its leveraged corporate owned life insurance product line of business; corporate items not directly allocated to any of its reportable operating segments; net realized capital gains and losses on sales generated from movements in interest rates, less amortization of those gains or losses back to the reportable segments; net realized capital gains and losses generated from credit related events, less a credit risk fee charged to the reportable segments; net realized capital gains and losses from non-qualifying derivative strategies (including embedded derivatives) other than the net periodic coupon settlements on credit derivatives and the net periodic coupon settlements on the cross currency swap used to economically hedge currency and interest rate risk generated from sales of the Company’s yen based fixed annuity, which are allocated to the reportable segments; the mark-to-market adjustment for the equity securities held for trading reported in net investment income and the related change in interest credited reported as a component of benefits, claims and claim adjustment expenses since these items are not considered by the Company’s chief operating decision maker in evaluating the International results of operations; and intersegment eliminations.
Property & Casualty
Property & Casualty is organized into four reportable operating segments: The underwriting segments of Business Insurance, Personal Lines, Specialty Commercial (collectively “Ongoing Operations”) and the Other Operations segment. The component products of each segment remain unchanged from September 30, 2005.
The profitability of the Business Insurance, Personal Lines and Specialty Commercial segments will continue to be evaluated primarily based on underwriting results. The Company will now allocate income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment will now be evaluated based on net income.
Additionally, effective for the quarter ended December 31, 2005, the Company changed its method for calculating workers’ compensation premium to be consistent with the method followed for the rest of the Company’s property & casualty business. This change had no effect on earned premium. For all periods presented, written premium for workers’ compensation business has been adjusted to reflect written premium in the period the policies incept. Previously, written premiums for most workers’ compensation policies were calculated based on the period the premiums were billed.
Corporate
Corporate remains unchanged from its definition as of September 30, 2005.

As provided in General Instruction B.2 of Form 8-K, the information and exhibit contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

FORM 8-K
JANUARY 10, 2006

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
SUPPLEMENTAL FINANCIAL DISCLOSURE

	Basis of Presentation	i, ii
CONSOLIDATED	Operating Results by Segment
	Nine months ended September 30, 2005	C-1a
	Twelve months ended December 31, 2004	C-1b
LIFE	Financial Highlights
	Nine months ended September 30, 2005	L-1a
	Twelve months ended December 31, 2004	L-1b
Operating Results
	Nine months ended September 30, 2005	L-2a
	Twelve months ended December 31, 2004	L-2b
Retail Products Group
Income Statements
Individual Annuity
	Nine months ended September 30, 2005	L-3a
	Twelve months ended December 31, 2004	L-3b
Other
	Nine months ended September 30, 2005	L-4a
	Twelve months ended December 31, 2004	L-4b
Supplemental Data
Sales/Deposits
	Nine months ended September 30, 2005	L-5a
	Twelve months ended December 31, 2004	L-5b
Assets Under Management
	As of September 30, 2005	L-6a
	As of December 31, 2004	L-6b
Other Retail — Asset Rollforward
	As of September 30, 2005	L-7a
	As of December 31, 2004	L-7b
Retirement Plans
Income Statements
	Nine months ended September 30, 2005	L-8a
	Twelve months ended December 31, 2004	L-8b
Supplemental Data
Sales/Deposits
	Nine months ended September 30, 2005	L-9a
	Twelve months ended December 31, 2004	L-9b
Assets Under Management
	As of September 30, 2005	L-10a
	As of December 31, 2004	L-10b
Account Value Rollforward
	As of September 30, 2005	L-11a
	As of December 31, 2004	L-11b
Institutional Solutions Group
Income Statements
	Nine months ended September 30, 2005	L-12a
	Twelve months ended December 31, 2004	L-12b
LIFE (CONT.)	Institutional Solutions Group (Cont.)
Supplemental Data
Sales/Deposits
	Nine months ended September 30, 2005	L-13a
	Twelve months ended December 31, 2004	L-13b
Assets Under Management
	As of September 30, 2005	L-14a
	As of December 31, 2004	L-14b
Account Value and Asset Rollforward
	As of September 30, 2005	L-15a
	As of December 31, 2004	L-15b
Individual Life
Income Statements
	Nine months ended September 30, 2005	L-16a
	Twelve months ended December 31, 2004	L-16b
Group Benefits
Income Statements
	Nine months ended September 30, 2005	L-17a
	Twelve months ended December 31, 2004	L-17b
International Highlights
	Nine months ended September 30, 2005	L-18a
	Twelve months ended December 31, 2004	L-18b
International — Japan
Income Statements
	Nine months ended September 30, 2005	L-19a
	Twelve months ended December 31, 2004	L-19b
Supplemental Data
Account Value Rollforward
	As of September 30, 2005	L-20a
	As of December 31, 2004	L-20b
PROPERTY & CASUALTY	Financial Highlights
	Nine months ended September 30, 2005	PC-1a
	Twelve months ended December 31, 2004	PC-1b
Total Property & Casualty Operating Results
	Nine months ended September 30, 2005	PC-2a
	Twelve months ended December 31, 2004	PC-2b
Ongoing Operations Operating Results
	Nine months ended September 30, 2005	PC-3a
	Twelve months ended December 31, 2004	PC-3b
Specialty Commercial Underwriting Results
	Nine months ended September 30, 2005	PC-4a
	Twelve months ended December 31, 2004	PC-4b
Specialty Commercial Written and Earned Premiums
	Nine months ended September 30, 2005	PC-5a
	Twelve months ended December 31, 2004	PC-5b
Other Operations Operating Results
	Nine months ended September 30, 2005	PC-6a
	Twelve months ended December 31, 2004	PC-6b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into six reportable operating segments: Retail Products Group, Retirement Plans, Institutional Solutions Group, Individual Life, Group Benefits and International. Life also includes in an Other category net realized capital gains and losses other than net periodic settlements on credit derivatives (reflected in each applicable segment) and net periodic settlements on the Japan fixed annuity cross-currency swap (reflected in the International segment); corporate items not directly allocated to any of its reportable operating segments; and intersegment eliminations.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Business Insurance, Personal Lines and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on net income.

•	Corporate primarily includes all of the Company’s debt financing and related interest expense, as well as certain capital raising and certain purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford’s current business. These measures include sales, net flows and account value.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of claims and claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.
 i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this supplemental financial disclosure to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. Core earnings excludes the cumulative effect of accounting changes and excludes all realized capital gains and losses, except for certain gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. The Company believes core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses. Net income is the most directly comparable GAAP measure. A reconciliation of net income to core earnings for the periods presented herein is set forth on pages C-1a and C-1b. Core earnings per share is calculated based on a non-GAAP financial measure. Net income per share is the most directly comparable GAAP measure.

•	The Hartford uses the non-GAAP financial measure core earnings, before tax related items, 2003 asbestos reserve addition, Bancorp litigation and severance charges, to further enhance investor understanding of the Company’s ongoing businesses by eliminating the effects of the 2003 asbestos reserve addition, which relates solely to legacy businesses, and the effects of tax related items (amounts related to tax benefits from prior tax years), Bancorp litigation and severance charges because these items either are non-recurring or are highly variable from period to period. Net income is the most directly comparable GAAP measure. A reconciliation of net income (loss) to core earnings, before tax related items, 2003 asbestos reserve addition, Bancorp litigation and severance charges, for the periods presented herein is set forth at pages C-1a and C-1b. Core earnings, before tax related items, 2003 asbestos reserve addition, Bancorp litigation and severance charges, per share is calculated based on a non-GAAP financial measure. Net income per share is the most directly comparable GAAP measure.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property-casualty operations. Because written premiums represents the amount of premium charged for policies issued during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property-casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves.

•	The Company changed its method for calculating workers’ compensation written premium to be consistent with the method followed for the rest of the Company’s property & casualty business. This change had no effect on earned premium. For all periods presented, written premium for workers’ compensation business has been adjusted to reflect written premium in the period the policies incept. Previously, written premiums for most workers’ compensation policies were calculated based on the period the premiums were billed.

•	The profitability of the Business Insurance, Personal Lines and Specialty Commercial underwriting segments are evaluated by The Hartford’s management primarily based upon underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred claims, claim adjustment expenses and underwriting expenses. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses.

•	A catastrophe is a severe loss, resulting from natural and manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

 ii
THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED			NINE MONTHS ENDED
	Mar. 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
LIFE
Retail Products Group
Individual Annuity	$136	$141	$158	$352	$435	24%
Other Retail [1]	12	(14)	14	25	12	(52%)

Total Retail Products Group	148	127	172	377	447	19%
Retirement Plans	17	17	20	49	54	10%
Institutional Solutions Group	21	21	24	50	66	32%
Individual Life	39	39	45	116	123	6%
Group Benefits	59	64	68	164	191	16%
International	14	21	28	37	63	70%
Other [2]	(61)	(9)	7	215	(63)	NM

Total Life core earnings	$237	$280	$364	$1,008	$881	(13%)
Less: Tax related items [3]	—	—	—	190	—	(100%)

Total Life core earnings, before tax related items	$237	$280	$364	$818	$881	8%

PROPERTY & CASUALTY
Ongoing Operations
Ongoing Operations Underwriting Results
Business Insurance	$118	$141	$125	$297	$384	29%
Personal Lines	127	188	71	44	386	NM
Specialty Commercial	40	5	(143)	(139)	(98)	29%

Total Ongoing Operations underwriting results	285	334	53	202	672	NM
Net servicing income	13	15	12	40	40	—
Net investment income	260	258	279	650	797	23%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	—	—	—	8	—	(100%)
Other expenses	(59)	(37)	(50)	(162)	(146)	10%
Income tax expense	(149)	(178)	(77)	(165)	(404)	(145%)

Ongoing Operations core earnings	$350	$392	$217	$573	$959	67%
Less: Tax related items [3]	—	—	—	26	—	(100%)

Ongoing Operations core earnings, before tax related items	$350	$392	$217	$547	$959	75%

Other Operations
Other Operations core earnings	$36	$(23)	$15	$(75)	$28	NM

Total Property & Casualty core earnings	$386	$369	$232	$498	$987	98%
Total Property & Casualty core earnings, before tax related items	$386	$369	$232	$472	$987	109%

CORPORATE
Total Corporate core earnings	$(41)	$(43)	$(40)	$(131)	$(124)	5%

CONSOLIDATED
Core earnings, before tax related items	$582	$606	$556	$1,159	$1,744	50%
Add: Tax related items [3]	—	—	—	216	—	(100%)

Core earnings	$582	$606	$556	$1,375	$1,744	27%
Add: Net realized capital gains (losses), after-tax [4]	84	(4)	(17)	143	63	(56%)
Add: Cumulative effect of accounting change, after-tax	—	—	—	(23)	—	100%

Net income	$666	$602	$539	$1,495	$1,807	21%

PER SHARE DATA
Diluted earnings per share
Core earnings before tax related items	$1.93	$1.99	$1.81	$3.91	$5.73	47%
Core earnings	$1.93	$1.99	$1.81	$4.64	$5.73	23%
Net income	$2.21	$1.98	$1.76	$5.04	$5.94	18%

[1]	Included in the three months ended June 30, 2005 and the nine months ended September 30, 2005 is an expense of $24, after-tax, which is an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds.

[2]	Included in the three months ended March 31, 2005 and the nine months ended September 30, 2005 is a charge of $66 to reserve for investigations related to market timing by the SEC and New York Attorney General’s Office and directed brokerage by the SEC.

[3]	For the nine months ended September 30, 2004, Life includes $190 and Property and Casualty includes $26 of tax benefit related to prior tax years.

[4]	Includes those net realized capital gains not included in core earnings.

C-1a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
LIFE
Retail Products Group
Individual Annuity	$112	$113	$127	$134	$392	$486	24%
Other Retail	10	8	7	11	20	36	80%

Total Retail Products Group	122	121	134	145	412	522	27%
Retirement Plans	14	18	17	18	42	67	60%
Institutional Solutions Group	17	14	19	18	32	68	113%
Individual Life	34	37	45	40	145	156	8%
Group Benefits	46	49	69	65	148	229	55%
International	10	11	16	6	13	43	NM
Other	12	7	196	16	43	231	NM

Total Life core earnings	$255	$257	$496	$308	$835	$1,316	58%
Less: Tax related items [1]	—	—	190	—	30	190	NM
Less: Bancorp litigation	—	—	—	—	(40)	—	100%

Total Life core earnings, before tax related items and Bancorp litigation	$255	$257	$306	$308	$845	$1,126	33%

PROPERTY & CASUALTY
Ongoing Operations
Ongoing Operations Underwriting Results
Business Insurance	$225	$97	$(25)	$63	$158	$360	128%
Personal Lines	106	75	(137)	94	130	138	6%
Specialty Commercial	(110)	29	(58)	86	10	(53)	NM

Total Ongoing Operations underwriting results	221	201	(220)	243	298	445	49%
Net servicing and other income	9	21	10	2	8	42	NM
Net investment income	215	207	228	253	836	903	8%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	4	3	1	1	18	9	(50%)
Other expenses	(61)	(51)	(50)	(36)	(260)	(198)	24%
Income tax (expense) benefit	(113)	(110)	58	(139)	(203)	(304)	(50%)

Ongoing Operations core earnings	$275	$271	$27	$324	$697	$897	29%
Less: Tax related items [1]	—	—	26	—	—	26	—
Less: Severance charges	—	—	—	—	(27)	—	100%

Ongoing Operations core earnings, before tax related items and severance charges	$275	$271	$1	$324	$724	$871	20%

Other Operations
Other Operations core earnings	$22	$(83)	$(14)	$7	$(1,595)	$(68)	96%
Less: 2003 asbestos reserve addition	—	—	—	—	(1,701)	—	100%

Other Operations core earnings, before 2003 asbestos reserve addition	$22	$(83)	$(14)	$7	$106	$(68)	NM

Total Property & Casualty core earnings	$297	$188	$13	$331	$(898)	$829	NM
Total Property & Casualty core earnings before tax related items, 2003 asbestos reserve addition and severance charges	$297	$188	$(13)	$331	$830	$803	(3%)

CORPORATE
Total Corporate core earnings	$(52)	$(38)	$(41)	$(42)	$(191)	$(173)	9%

CONSOLIDATED
Core earnings before tax related items, 2003 asbestos reserve addition, Bancorp litigation and severance charges	$500	$407	$252	$597	$1,484	$1,756	18%
Add: Tax related items [1]	—	—	216	—	30	216	NM
Add: 2003 asbestos reserve addition	—	—	—	—	(1,701)	—	100%
Add: Bancorp litigation	—	—	—	—	(40)	—	100%
Add: Severance charges	—	—	—	—	(27)	—	100%

Core earnings	$500	$407	$468	$597	$(254)	$1,972	NM
Add: Net realized capital gains, after-tax [2]	91	26	26	23	163	166	2%
Add: Cumulative effect of accounting change, after-tax	(23)	—	—	—	—	(23)	—

Net income (loss)	$568	$433	$494	$620	$(91)	$2,115	NM

PER SHARE DATA
Diluted earnings per share [3]
Core earnings before tax related items, 2003 asbestos reserve addition, Bancorp litigation and severance charges [4]	$1.70	$1.37	$0.85	$2.00	$5.41	$5.91	9%
Core earnings	$1.70	$1.37	$1.57	$2.00	$(0.93)	$6.64	NM
Net income (loss)	$1.93	$1.46	$1.66	$2.08	$(0.33)	$7.12	NM

[1]	For the three months ended September 30, 2004 and the year ended December 31, 2004, Life includes $190 and Property and Casualty includes $26 of tax benefit related to prior tax years. For the year ended December 31, 2003, Life includes $30 of tax benefit related to prior tax years.

[2]	Includes those net realized capital gains not included in core earnings.

[3]	As a result of the antidilutive impact from the net loss for the year ended December 31, 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average shares in the calculation of diluted earnings per share for the year ended December 31, 2003. In the absence of the net loss, 274.2 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation for the year ended December 31, 2003.

[4]	Calculated using weighted average common shares outstanding and dilutive potential common shares of 274.2 for the year ended December 31, 2003.

C-1b

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
REVENUES
Retail Products Group
Individual Annuity	$672	$680	$681	$1,961	$2,033	4%
Other Retail	118	118	128	302	364	21%

Total Retail Products Group	790	798	809	2,263	2,397	6%
Retirement Plans	113	117	118	321	348	8%
Institutional Solutions Group	299	340	358	907	997	10%
Individual Life	261	259	277	772	797	3%
Group Benefits	1,046	1,048	1,049	3,012	3,143	4%
International	104	111	141	180	356	98%
Other	143	49	53	369	245	(34%)

Total revenues before net investment income on equity securities held for trading	2,756	2,722	2,805	7,824	8,283	6%

Net investment income on equity securities held for trading [1]	221	303	1,500	383	2,024	NM

Total revenues	$2,977	$3,025	$4,305	$8,207	$10,307	26%

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity	$136	$141	$158	$352	$435	24%
Other Retail [2]	12	(14)	14	25	12	(52%)

Total Retail Products Group	148	127	172	377	447	19%

Retirement Plans	17	17	20	49	54	10%
Institutional Solutions Group	21	21	24	50	66	32%
Individual Life	39	39	45	116	123	6%
Group Benefits	59	64	68	164	191	16%
International	14	21	28	37	63	70%
Other [3], [4]	(61)	(9)	7	215	(63)	NM

						—
Core earnings	237	280	364	1,008	881	(13%)
Cumulative effect of accounting change, net of tax	—	—	—	(23)	—	100%
Net realized gains (losses), net of tax, included in net income of Other	54	(4)	(18)	77	32	(58%)

Net Income	$291	$276	$346	$1,062	$913	(14%)

[1]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the international operations, principally in Japan.

[2]	Included in the nine months ended September 30, 2005 is an expense of $24, after-tax, which is an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds.

[3]	Included in the three months ended March 31, 2005 and the nine months ended September 30, 2005 is a charge of $66 to reserve for investigations related to market timing by the SEC and New York Attorney General and directed brokerage by the SEC.

[4]	Included in the nine months ended September 30, 2004 is a tax benefit of $190, which primarily relates to the favorable tax treatment of certain tax items.

L-1a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
REVENUES
Retail Products Group
Individual Annuity [1]	$626	$629	$706	$666	$1,753	$2,627	50%
Other Retail	103	99	100	105	310	407	31%

Total Retail Products Group	729	728	806	771	2,063	3,034	47%
Retirement Plans	102	109	110	113	381	434	14%
Institutional Solutions Group	307	292	308	384	1,522	1,291	(15%)
Individual Life	255	253	264	280	987	1,052	7%
Group Benefits [2]	1,003	1,001	1,008	1,015	2,624	4,027	53%
International	49	57	74	70	90	250	178%
Other	157	105	107	108	400	477	19%

Total revenues before net investment income on equity securities held for trading	2,602	2,545	2,677	2,741	8,067	10,565	31%

Net investment income (loss) on equity securities held for trading [3]	456	101	(174)	416	—	799	—

Total revenues	$3,058	$2,646	$2,503	$3,157	$8,067	$11,364	41%

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity	$112	$113	$127	$134	$392	$486	24%
Other Retail	10	8	7	11	20	36	80%

Total Retail Products Group	122	121	134	145	412	522	27%

Retirement Plans	14	18	17	18	42	67	60%
Institutional Solutions Group [4]	17	14	19	18	32	68	113%
Individual Life	34	37	45	40	145	156	8%
Group Benefits	46	49	69	65	148	229	55%
International	10	11	16	6	13	43	NM
Other	12	7	196	16	43	231	NM

Core earnings [5]	255	257	496	308	835	1,316	58%
Cumulative effect of accounting change, net of tax	(23)	—	—	—	—	(23)	—
Net realized gains (losses), net of tax, included in net income of Other	49	12	16	12	10	89	NM

Net Income	$281	$269	$512	$320	$845	$1,382	64%

[1]	With the adoption of SOP 03-1, in the first quarter of 2004 certain annuity products were required to be accounted for in the general account.

[2]	Beginning in the first quarter of 2004, Group Benefits revenues includes revenues associated with a newly acquired business.

[3]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the international operations, principally in Japan.

[4]	Included in the year ended December 31, 2003 is an expense related to the Bancorp litigation dispute of $40, after-tax.

[5]	Included in the three months ended September 30, 2004 and the year ended December 31, 2003 is a tax benefit of $190 and $30, respectively, which primarily relates to the favorable tax treatment of certain tax items.

L-1b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
REVENUES
Earned premiums	$999	$1,047	$1,045	$3,023	$3,091	2%
Fee income	950	960	1,026	2,527	2,936	16%
Net investment income
Securities available-for-sale and other	729	733	771	2,141	2,233	4%
Equity securities held for trading [1]	221	303	1,500	383	2,024	NM

Total net investment income	950	1,036	2,271	2,524	4,257	69%
Net realized capital gains (losses)	78	(18)	(37)	133	23	(83%)

Total revenues	2,977	3,025	4,305	8,207	10,307	26%

BENEFITS AND EXPENSES
Benefits, claims and claim adjustment expenses [1]	1,739	1,756	2,926	4,733	6,421	36%
Amortization of deferred policy acquisition costs and present value of future profits	277	266	310	705	853	21%
Insurance operating costs and other expenses	577	639	621	1,566	1,837	17%

Total benefits and expenses	2,593	2,661	3,857	7,004	9,111	30%

NET INCOME
Income before income taxes	384	364	448	1,203	1,196	(1%)
Income tax expense (benefit)	93	88	102	118	283	140%

Income before cumulative effect of accounting change, net of tax	291	276	346	1,085	913	(16%)
Cumulative effect of accounting change, net of tax	—	—	—	(23)	—	100%

Net income	291	276	346	1,062	913	(14%)

Less: Cumulative effect of accounting change, net of tax	—	—	—	(23)	—	100%

Less: net realized gains (losses), net of tax, included in net income of Other	54	(4)	(18)	77	32	(58%)

Core earnings	237	280	364	1,008	881	(13%)

Less: Tax related items	—	—	—	190	—	(100%)

Core earnings, before tax related items	$237	$280	$364	$818	$881	8%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, claims and claim adjustment expenses.

L-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
REVENUES
Earned premiums	$995	$970	$1,058	$1,049	$3,086	$4,072	32%
Fee income	825	838	864	937	2,760	3,464	26%
Net investment income [1]
Securities available-for-sale and other	706	709	726	735	2,041	2,876	41%
Equity securities held for trading [2]	456	101	(174)	416	—	799	—

Total net investment income	1,162	810	552	1,151	2,041	3,675	80%
Other revenues [1]	—	—	—	—	131	—	—
Net realized capital gains (losses)	76	28	29	20	49	153	NM

Total revenues	3,058	2,646	2,503	3,157	8,067	11,364	41%

BENEFITS AND EXPENSES
Benefits, claims and claim adjustment expenses [1][2]	1,877	1,531	1,325	1,897	4,616	6,630	44%
Amortization of deferred policy acquisition costs and present value of future profits	233	235	237	277	778	982	26%
Insurance operating costs and other expenses	527	514	525	579	1,607	2,145	33%

Total benefits and expenses	2,637	2,280	2,087	2,753	7,001	9,757	39%

NET INCOME
Income before income taxes	421	366	416	404	1,066	1,607	51%
Income tax expense (benefit)	117	97	(96)	84	221	202	(9%)

Income before cumulative effect of accounting change, net of tax	304	269	512	320	845	1,405	66%
Cumulative effect of accounting change, net of tax	(23)	—	—	—	—	(23)	—

Net income	281	269	512	320	845	1,382	64%

Less: Cumulative effect of accounting change, net of tax	(23)	—	—	—	—	(23)	—

Less: net realized gains (losses), net of tax, included in net income of Other	49	12	16	12	10	89	NM

Core earnings	255	257	496	308	835	1,316	58%

Less: Tax related items	—	—	190	—	30	190	NM

Less: Bancorp litigation	—	—	—	—	(40)	—	100%

Core earnings, before tax related items and Bancorp litigation	$255	$257	$306	$308	$845	$1,126	33%

[1]	With the adoption of SOP 03-1, certain annuity products were required to be accounted for in the general account. This change in accounting results in an increase in and volatility in net investment income and benefits expense, as well as a decrease in other revenues beginning in the first quarter 2004.

[2]	Following adoption of SOP 03-1 on January 1, 2004, net investment income and benefits expense will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the international operations, principally in Japan.

L-2b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$410	$416	$440	$1,104	$1,266	15%
Mutual fund and other fees	30	32	28	78	90	15%

Total fee income	440	448	468	1,182	1,356	15%

Direct premiums	19	28	18	124	65	(48%)
Reinsurance premiums	(34)	(33)	(33)	(106)	(100)	6%

Total premiums and other considerations	425	443	453	1,200	1,321	10%
Net investment income
Net investment income on G/A assets	268	258	250	825	776	(6%)
Net investment income on assigned capital	17	17	17	52	51	(2%)
Charge for invested capital	(42)	(39)	(40)	(115)	(121)	(5%)

Total net investment income	243	236	227	762	706	(7%)
Net realized capital gains (losses)	4	1	1	(1)	6	NM

Total revenues	672	680	681	1,961	2,033	4%

Benefits and Expenses
Benefits and claims
Death benefits	8	13	6	26	27	4%
Other contract benefits	19	20	24	53	63	19%
Change in reserve	10	13	1	88	24	(73%)
Sales inducements	9	10	10	19	29	53%
Interest credited on G/A assets	189	180	177	633	546	(14%)

Total benefits and claims	235	236	218	819	689	(16%)

Other insurance expenses
Commissions & wholesaling expenses	246	248	232	879	726	(17%)
Operating expenses	49	53	47	143	149	4%
Premium taxes and other expenses	5	5	4	13	14	8%

Subtotal — expenses before deferral	300	306	283	1,035	889	(14%)
Deferred policy acquisition costs	(198)	(198)	(176)	(753)	(572)	24%

Total other insurance expense	102	108	107	282	317	12%
Amortization of deferred policy acquisition costs	168	163	172	436	503	15%

Total benefits and expenses	505	507	497	1,537	1,509	(2%)

Income before income tax expense	167	173	184	424	524	24%
Income tax expense	31	32	26	72	89	24%

Net Income before cumulative effect of accounting change [1]	136	141	158	352	435	24%
Cumulative effect of accounting change, net of tax	—	—	—	(19)	—	100%

Net income	$136	$141	$158	$333	$435	31%

[1]	Net income before cumulative effect of accounting change is defined as core earnings.

L - 3a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
Revenues
Premiums and other considerations
Variable annuity fees	$359	$369	$376	$404	$1,112	$1,508	36%
Mutual fund and other fees	26	26	26	28	131	106	(19%)

Total fee income	385	395	402	432	1,243	1,614	30%

Net guaranteed separate account income	—	—	—	—	101	—	(100%)

Direct premiums	20	17	87	22	96	146	52%
Reinsurance premiums	(34)	(34)	(38)	(36)	(130)	(142)	(9%)

Total premiums and other considerations	371	378	451	418	1,310	1,618	24%

Net investment income
Net investment income on G/A assets	275	273	277	272	501	1,097	119%
Net investment income on assigned capital	16	18	18	19	64	71	11%
Charge for invested capital	(36)	(40)	(39)	(43)	(133)	(158)	(19%)

Total net investment income	255	251	256	248	432	1,010	134%
Net realized capital gains (losses)	—	—	(1)	—	11	(1)	NM

Total revenues	626	629	706	666	1,753	2,627	50%

Benefits and Expenses
Benefits and claims
Death benefits	4	8	14	8	51	34	(33%)
Other contract benefits	16	18	19	19	73	72	(1%)
Change in reserve	9	6	73	9	45	97	116%
Sales inducements	6	6	7	11	66	30	(55%)
Interest credited on G/A assets	211	211	211	208	284	841	196%

Total benefits and claims	246	249	324	255	519	1,074	107%

Other insurance expenses
Commissions & wholesaling expenses	325	290	264	248	1,087	1,127	4%
Operating expenses	46	47	50	48	190	191	1%
Premium taxes and other expenses	4	5	4	7	17	20	18%

Subtotal — expenses before deferral	375	342	318	303	1,294	1,338	3%
Deferred policy acquisition costs	(286)	(249)	(218)	(197)	(965)	(950)	2%

Total other insurance expense	89	93	100	106	329	388	18%
Amortization of deferred policy acquisition costs	149	144	143	157	453	593	31%

Total benefits and expenses	484	486	567	518	1,301	2,055	58%

Income before income tax expense	142	143	139	148	452	572	27%
Income tax expense [1]	30	30	12	14	60	86	43%

Net Income before cumulative effect of accounting change [2]	112	113	127	134	392	486	24%
Cumulative effect of accounting change, net of tax	(19)	—	—	—	—	(19)	—

Net income	$93	$113	$127	$134	$392	$467	19%

[1]	Included in the year ended December 31, 2003 is a tax benefit of $19, which primarily relates to the favorable tax treatment of certain tax items.

[2]	Net income before cumulative effect of accounting change is defined as core earnings.

L - 3b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$1	$2	$3	$1	$6	NM
Mutual fund and other fees	116	116	123	302	355	18%

Total fee income	117	118	126	303	361	19%

Net investment income
Net investment income on G/A assets	1	—	2	—	3	—
Net investment income on assigned capital	—	—	—	(1)	—	100%

Total net investment income	1	—	2	(1)	3	NM
Net realized capital gains (losses)	—	—	—	—	—	—

Total revenues	118	118	128	302	364	21%

Benefits and Expenses
Benefits and claims
Total benefits and claims	—	—	—	—	—	—

Other insurance expenses
Commissions & wholesaling expenses	74	74	78	196	226	15%
Operating expenses	23	23	21	62	67	8%
Premium taxes and other expenses [1]	4	41	7	8	52	NM

Subtotal — expenses before deferral	101	138	106	266	345	30%
Deferred policy acquisition costs	(14)	(13)	(14)	(42)	(41)	2%

Total other insurance expense	87	125	92	224	304	36%
Amortization of deferred policy acquisition costs	13	14	14	40	41	2%

Total benefits and expenses	100	139	106	264	345	31%

Income before income tax expense	18	(21)	22	38	19	(50%)
Income tax expense	6	(7)	8	13	7	(46%)

Net income [2]	$12	$(14)	$14	$25	$12	(52%)

[1]	Included in the three months ended June 30, 2005 the Company recorded an expense of $37, pre-tax, which is an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s mutual funds.

[2]	Net income is defined as core earnings.

L - 4a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
Revenues
Premiums and other considerations
Variable annuity fees	$1	$—	$—	$1	$—	$2	—
Mutual fund and other fees	102	100	100	101	310	403	30%

Total fee income	103	100	100	102	310	405	31%

Direct premiums	—	(1)	1	1	—	1	—

Total premiums and other considerations	103	99	101	103	310	406	31%

Net investment income
Net investment income on G/A assets	—	—	—	1	—	1	—
Net investment income on assigned capital	—	—	(1)	1	—	—	—

Total net investment income	—	—	(1)	2	—	1	—

Total revenues	103	99	100	105	310	407	31%
Benefits and Expenses

Benefits and claims
Total benefits and claims	—	—	—	—	—	—	—

Other insurance expenses
Commissions & wholesaling expenses	69	66	61	66	198	262	32%
Operating expenses	19	20	23	20	69	82	19%
Premium taxes and other expenses	1	2	5	2	10	10	—

Subtotal — expenses before deferral	89	88	89	88	277	354	28%
Deferred policy acquisition costs	(15)	(15)	(12)	(13)	(46)	(55)	(20%)

Total other insurance expense	74	73	77	75	231	299	29%
Amortization of deferred policy acquisition costs	13	14	13	13	48	53	10%

Total benefits and expenses	87	87	90	88	279	352	26%

Income before income tax expense	16	12	10	17	31	55	77%
Income tax expense	6	4	3	6	11	19	73%

Net income [1]	$10	$8	$7	$11	$20	$36	80%

[1]	Net income is defined as core earnings.

L - 4b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
Individual Annuity
Broker-dealer	$1,892	$1,818	$1,676	$7,880	$5,386	(32%)
Banks	1,281	1,140	1,127	4,546	3,548	(22%)

Total sales/deposits by distribution	3,173	2,958	2,803	12,426	8,934	(28%)

Variable	3,103	2,886	2,748	11,860	8,737	(26%)
Fixed MVA/other	70	72	55	566	197	(65%)

Total sales/deposits by product	3,173	2,958	2,803	12,426	8,934	(28%)

Retail Mutual Funds	1,446	1,321	1,307	4,609	4,074	(12%)

529 College Savings Plan/Specialty Products/Other	118	97	129	265	344	30%

Total Retail Products Group	$4,737	$4,376	$4,239	$17,300	$13,352	(23%)

L - 5a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
Individual Annuity
Broker-dealer	$3,082	$2,582	$2,216	$1,969	$11,201	$9,849	(12%)
Banks	1,619	1,602	1,325	1,300	5,279	5,846	11%

Total sales/deposits by distribution	4,701	4,184	3,541	3,269	16,480	15,695	(5%)

Variable	4,581	3,938	3,341	3,174	15,671	15,034	(4%)
Fixed MVA/other	120	246	200	95	809	661	(18%)

Total sales/deposits by product	4,701	4,184	3,541	3,269	16,480	15,695	(5%)

Retail Mutual Funds	1,942	1,409	1,258	1,255	4,771	5,864	23%

529 College Savings Plan/Specialty Products/Other	100	86	79	105	232	370	59%

Total Retail Products Group	$6,743	$5,679	$4,878	$4,629	$21,483	$21,929	2%

L - 5b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

		March 31,	June 30,	Sept. 30,
		2005	2005	2005
INDIVIDUAL ANNUITY
	General account	$18,327	$17,852	$17,324
	Non-guaranteed separate account	90,690	92,448	96,591

	Total Individual Annuity	$109,017	$110,300	$113,915

BY PRODUCT
	Individual Annuity
	Individual Variable Annuities
	General account	$7,494	$7,415	$7,120
	Non-guaranteed separate account	90,577	92,332	96,472

	Total individual variable annuities	98,071	99,747	103,592

	Fixed MVA & other individual annuities	10,946	10,553	10,323

	Total Individual Annuity	109,017	110,300	113,915

	Specialty Products/Other — Segregated Assets	216	243	286

	Mutual Fund Assets
	Retail mutual fund assets	24,949	25,958	27,522
	Specialty Product/Other mutual fund assets	185	218	293
	529 College Savings Plan assets	509	553	608

	Total Mutual Fund Assets	25,643	26,729	28,423

	Total Retail Products Group Assets Under Management	$134,876	$137,272	$142,624

L - 6a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2003	2004	2004	2004	2004
INDIVIDUAL ANNUITY
	General account	$9,351	$19,338	$19,302	$19,322	$18,984
	Guaranteed separate account	10,239	—	—	—	—
	Non-guaranteed separate account	78,126	82,360	84,574	84,228	92,017

	Total Individual Annuity	$97,716	$101,698	$103,876	$103,550	$111,001

BY PRODUCT
	Individual Annuity
	Individual Variable Annuities
	General account	$8,487	$8,137	$8,038	$7,958	$7,715
	Non-guaranteed separate account	78,014	82,249	84,466	84,121	91,902

	Total individual variable annuities	86,501	90,386	92,504	92,079	99,617

	Fixed MVA & other individual annuities	11,215	11,312	11,372	11,471	11,384

	Total Individual Annuity	97,716	101,698	103,876	103,550	111,001

	Specialty Products/Other — Segregated Assets	48	72	103	135	182

	Mutual Fund Assets
	Retail mutual fund assets	20,301	21,888	22,734	22,694	25,240
	Specialty Product/Other mutual fund assets	109	121	127	144	164
	529 College Savings Plan assets	259	324	368	398	477

	Total Mutual Fund Assets	20,669	22,333	23,229	23,236	25,881

	Total Retail Products Group Assets Under Management	$118,433	$124,103	$127,208	$126,921	$137,064

L - 6b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,
		2005	2005	2005
RETAIL MUTUAL FUNDS	Asset Rollforward

	Beginning balance	$25,240	$24,949	$25,958

	Sales/Deposits	1,446	1,321	1,307
	Redemptions	(1,065)	(999)	(1,234)

	Net Sales	381	322	73
	Change in market value	(652)	705	1,509
	Other [1]	(20)	(18)	(18)

	Ending balance	$24,949	$25,958	$27,522

[1]	Includes front end loads on A share products

L - 7a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,
		2004	2004	2004	2004
RETAIL MUTUAL FUNDS	Asset Rollforward

	Beginning balance	$20,301	$21,888	$22,734	$22,694

	Sales/Deposits	1,942	1,409	1,258	1,255
	Redemptions	(887)	(785)	(819)	(868)

	Net Sales	1,055	624	439	387
	Change in market value	557	245	(459)	2,179
	Other [1]	(25)	(23)	(20)	(20)

	Ending balance	$21,888	$22,734	$22,694	$25,240

[1]	Includes front end loads on A share products

L - 7b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$32	$34	$36	$80	$102	28%
Mutual fund and other fees	2	3	4	7	9	29%

Total fee income	34	37	40	87	111	28%

Direct premiums	3	4	1	6	8	33%

Total premiums and other considerations	37	41	41	93	119	28%

Net investment income
Net investment income on G/A assets	73	76	75	224	224	—
Net investment income on assigned capital	3	2	3	8	8	—
Charge for invested capital	—	(1)	—	(2)	(1)	50%

Total net investment income	76	77	78	230	231	—
Net realized capital gains (losses)	—	(1)	(1)	(2)	(2)	—

Total revenues	113	117	118	321	348	8%

Benefits and Expenses
Benefits and claims
Death benefits	—	1	—	1	1	—
Other contract benefits	14	13	13	42	40	(5%)
Change in reserve	(5)	(4)	(6)	(18)	(15)	17%
Sales inducements	—	—	—	—	—	—
Interest credited on G/A assets	47	49	50	138	146	6%

Total benefits and claims	56	59	57	163	172	6%

Other insurance expenses
Commissions & wholesaling expenses	17	14	15	35	46	31%
Operating expenses	34	39	40	96	113	18%
Premium taxes and other expenses	—	(1)	1	(2)	—	100%

Subtotal — expenses before deferral	51	52	56	129	159	23%
Deferred policy acquisition costs	(24)	(23)	(24)	(63)	(71)	(13%)

Total other insurance expense	27	29	32	66	88	33%
Amortization of deferred policy acquisition costs	7	5	5	21	17	(19%)

Total benefits and expenses	90	93	94	250	277	11%

Income before income tax expense	23	24	24	71	71	—
Income tax expense	6	7	4	22	17	(23%)

Net Income before cumulative effect of accounting change [1]	17	17	20	49	54	10%
Cumulative effect of accounting change, net of tax	—	—	—	(1)	—	100%

Net income	$17	$17	$20	$48	$54	13%

[1]	Net income before cumulative effect of accounting change is defined as core earnings.

L - 8a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
Revenues
Premiums and other considerations
Variable annuity fees	$25	$27	$28	$29	$73	$109	49%
Other Fees	4	1	2	5	10	12	20%

Total fee income	29	28	30	34	83	121	46%

Direct premiums	1	4	1	4	15	10	(33%)

Total premiums and other considerations	30	32	31	38	98	131	34%

Net investment income
Net investment income on G/A assets	72	74	78	74	276	298	8%
Net investment income on assigned capital	2	3	3	2	9	10	11%
Charge for invested capital	(1)	—	(1)	—	(4)	(2)	50%

Total net investment income	73	77	80	76	281	306	9%
Net realized capital gains (losses)	(1)	—	(1)	(1)	2	(3)	NM

Total revenues	102	109	110	113	381	434	14%

Benefits and Expenses
Benefits and claims
Death benefits	—	(1)	2	(1)	1	—	(100%)
Other contract benefits	15	14	13	15	60	57	(5%)
Change in reserve	(7)	(5)	(6)	(5)	(21)	(23)	(10%)
Sales inducements	—	—	—	—	2	—	(100%)
Interest credited on G/A assets	45	46	47	48	184	186	1%

Total benefits and claims	53	54	56	57	226	220	(3%)

Other insurance expenses
Commissions & wholesaling expenses	12	11	12	12	33	47	42%
Operating expenses	30	31	35	44	123	140	14%
Premium taxes and other expenses	1	—	(3)	3	(2)	1	NM

Subtotal — expenses before deferral	43	42	44	59	154	188	22%
Deferred policy acquisition costs	(21)	(20)	(22)	(29)	(75)	(92)	(23%)

Total other insurance expense	22	22	22	30	79	96	22%
Amortization of deferred policy acquisition costs	7	7	7	8	18	29	61%

Total benefits and expenses	82	83	85	95	323	345	7%

Income before income tax expense	20	26	25	18	58	89	53%
Income tax expense [1]	6	8	8	—	16	22	38%

Net Income before cumulative effect of accounting changes [2]	14	18	17	18	42	67	60%
Cumulative effect of accounting changes, net of tax	(1)	—	—	—	—	(1)	—

Net income	$13	$18	$17	$18	$42	$66	57%

[1]	Included in the year ended December 31, 2003 is a tax benefit of $2, which primarily relates to the favorable tax treatment of certain tax items.

[2]	Net income before cumulative effect of accounting change is defined as core earnings.

L - 8b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — SALES/DEPOSITS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
401K
Annuity — plan/participant rollovers	$577	$316	$420	$1,028	$1,313	28%
Annuity — ongoing contributions	317	301	317	684	935	37%

Total 401K Annuity	894	617	737	1,712	2,248	31%
Mutual funds	62	46	54	156	162	4%

Total 401K	956	663	791	1,868	2,410	29%

Governmental
Annuity — plan/participant rollovers	61	25	58	178	144	(19%)
Annuity — ongoing contributions	243	234	263	736	740	1%

Total Annuity	304	259	321	914	884	(3%)
Mutual funds	14	8	41	26	63	142%

Total Governmental	318	267	362	940	947	1%

Total Retirement Plans	$1,274	$930	$1,153	$2,808	$3,357	20%

L - 9a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — SALES/DEPOSITS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
401K
Annuity — plan/participant rollovers	$416	$287	$325	$305	$905	$1,333	47%
Annuity — ongoing contributions	234	218	232	246	652	930	43%

Total 401K Annuity	650	505	557	551	1,557	2,263	45%
Mutual funds	70	48	38	61	215	217	1%

Total 401K	720	553	595	612	1,772	2,480	40%

Governmental
Annuity — plan/participant rollovers	81	69	28	22	452	200	(56%)
Annuity — ongoing contributions	276	235	225	177	860	913	6%

Total Annuity	357	304	253	199	1,312	1,113	(15%)
Mutual funds	10	8	8	34	33	60	82%

Total Governmental	367	312	261	233	1,345	1,173	(13%)

Total Retirement Plans	$1,087	$865	$856	$845	$3,117	$3,653	17%

L - 9b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

	March 31,	June 30,	Sept. 30,
	2005	2005	2005
401K
General account	$1,171	$1,194	$1,247
Non-guaranteed separate account	5,893	6,344	7,056

Total 401K	$7,064	$7,538	$8,303

GOVERNMENTAL
General account	$4,121	$4,201	$4,284
Non-guaranteed separate account	5,761	5,853	5,878

Total Governmental	$9,882	$10,054	$10,162

TOTAL RETIREMENT
General account	$5,292	$5,395	$5,531
Non-guaranteed separate account	11,654	12,197	12,934

Total Retirement Plans account value	$16,946	$17,592	$18,465

BY PRODUCT

401K — Annuity	$7,064	$7,538	$8,303
Governmental — Annuity	9,882	10,054	10,162

Total Retirement Plans account value	16,946	17,592	18,465

Mutual Fund Assets
401K mutual fund assets	767	808	872
Governmental mutual fund assets	738	728	147

Total Mutual Fund Assets	1,505	1,536	1,019

Total Retirement Plans Assets Under Management	$18,451	$19,128	$19,484

L - 10a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2003	2004	2004	2004	2004
401K
General account	$1,024	$1,048	$1,077	$1,132	$1,113
Non-guaranteed separate account	3,582	4,110	4,408	4,659	5,418

Total 401K	$4,606	$5,158	$5,485	$5,791	$6,531

GOVERNMENTAL
General account	$3,819	$3,831	$3,907	$3,994	$4,048
Non-guaranteed separate account	5,146	5,412	5,538	5,443	5,914

Total Governmental	$8,965	$9,243	$9,445	$9,437	$9,962

TOTAL RETIREMENT
General account	$4,843	$4,879	$4,984	$5,126	$5,161
Non-guaranteed separate account	8,728	9,522	9,946	10,102	11,332

Total Retirement Plans account value	$13,571	$14,401	$14,930	$15,228	$16,493

BY PRODUCT

401K — Annuity	$4,606	$5,158	$5,485	$5,791	$6,531
Governmental — Annuity	8,965	9,243	9,445	9,437	9,962

Total Retirement Plans account value	13,571	14,401	14,930	15,228	16,493

Mutual Fund Assets
401K mutual fund assets	585	644	668	662	755
Governmental mutual fund assets	770	762	764	731	756

Total Mutual Fund Assets	1,355	1,406	1,432	1,393	1,511

Total Retirement Plans Assets Under Management	$14,926	$15,807	$16,362	$16,621	$18,004

L - 10b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,
		2005	2005	2005
401K	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$6,531	$7,064	$7,538
	Sales/Deposits	894	617	737
	Surrenders	(253)	(271)	(268)
	Death benefits/annuity payouts	(5)	(4)	(6)

	Net Flows	636	342	463
	Change in market value/change in reserve/interest credited	(103)	132	302

	Ending balance	$7,064	$7,538	$8,303

GOVERNMENTAL	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$9,962	$9,882	$10,054
	Sales/Deposits	304	259	321
	Surrenders	(250)	(234)	(570)
	Death benefits/annuity payouts	(13)	(18)	(14)

	Net Flows	41	7	(263)
	Change in market value/change in reserve/interest credited	(121)	165	371

	Ending balance	$9,882	$10,054	$10,162

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

L - 11a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,
		2004	2004	2004	2004
401K	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$4,606	$5,158	$5,485	$5,791
	Sales/Deposits	650	505	557	551
	Surrenders	(201)	(196)	(206)	(238)
	Death benefits/annuity payouts	(3)	(4)	(4)	(5)

	Net Flows	446	305	347	308
	Change in market value/change in reserve/interest credited	106	22	(41)	432

	Ending balance	$5,158	$5,485	$5,791	$6,531

GOVERNMENTAL	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$8,965	$9,243	$9,445	$9,437
	Sales/Deposits	357	304	253	199
	Surrenders	(239)	(185)	(169)	(233)
	Death benefits/annuity payouts	(14)	(13)	(14)	(16)

	Net Flows	104	106	70	(50)
	Change in market value/change in reserve/interest credited	174	96	(78)	575

	Ending balance	$9,243	$9,445	$9,437	$9,962

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

L - 11b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$14	$13	$15	$40	$42	5%
Cost of insurance charges	21	13	6	67	40	(40%)
Mutual fund and other fees	2	7	5	10	14	40%

Total fee income	37	33	26	117	96	(18%)

Direct premiums	82	115	126	299	323	8%

Total premiums and other considerations	119	148	152	416	419	1%
Net investment income
Net investment income on G/A assets	176	187	203	471	566	20%
Net investment income on assigned capital	5	5	5	14	15	7%
Charge for invested capital	—	1	(1)	4	—	(100%)

Total net investment income	181	193	207	489	581	19%
Net realized capital gains (losses)	(1)	(1)	(1)	2	(3)	NM

Total revenues	299	340	358	907	997	10%

Benefits and Expenses
Benefits and claims
Death benefits	23	13	5	69	41	(41%)
Other contract benefits	73	71	75	210	219	4%
Change in reserve	75	112	121	283	308	9%
Interest credited on G/A assets	83	91	99	219	273	25%

Total benefits and claims	254	287	300	781	841	8%

Other insurance expenses
Commissions & wholesaling expenses	8	10	12	21	30	43%
Operating expenses	14	14	16	42	44	5%
Premium taxes and other expenses	2	5	4	10	11	10%

Subtotal — expenses before deferral	24	29	32	73	85	16%
Deferred policy acquisition costs	(14)	(12)	(17)	(35)	(43)	(23%)

Total other insurance expense	10	17	15	38	42	11%
Amortization of deferred policy acquisition costs	6	8	9	19	23	21%

Total benefits and expenses	270	312	324	838	906	8%

Income before income tax expense	29	28	34	69	91	32%
Income tax expense	8	7	10	19	25	32%

Net income [1]	$21	$21	$24	$50	$66	32%

[1]	Net income is defined as core earnings.

L - 12a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
Revenues
Premiums and other considerations
Variable annuity fees	$15	$12	$13	$14	$55	$54	(2%)
Cost of insurance charges	21	23	23	24	84	91	8%
Mutual fund and other fees	3	2	5	6	6	16	167%

Total fee income	39	37	41	44	145	161	11%

Net guaranteed separate account income	—	—	—	—	9	—	(100%)

Direct premiums	108	92	99	164	783	463	(41%)

Total premiums and other considerations	147	129	140	208	937	624	(33%)

Net investment income
Net investment income on G/A assets	152	158	161	169	555	640	15%
Net investment income on assigned capital	5	4	5	5	19	19	—
Charge for invested capital	2	1	1	1	7	5	(29%)

Total net investment income	159	163	167	175	581	664	14%
Net realized capital gains (losses)	1	—	1	1	4	3	(25%)

Total revenues	307	292	308	384	1,522	1,291	(15%)

Benefits and Expenses
Benefits and claims
Death benefits	21	24	24	23	86	92	7%
Other contract benefits	68	68	74	69	231	279	21%
Change in reserve	104	90	89	162	774	445	(43%)
Interest credited on G/A assets	71	73	75	81	253	300	19%

Total benefits and claims	264	255	262	335	1,344	1,116	(17%)

Other insurance expenses
Commissions & wholesaling expenses	7	8	6	11	34	32	(6%)
Operating expenses	15	13	14	15	54	57	6%
Premium taxes and other expenses	3	2	5	5	65	15	(77%)

Subtotal — expenses before deferral	25	23	25	31	153	104	(32%)
Deferred policy acquisition costs	(12)	(12)	(11)	(14)	(44)	(49)	(11%)

Total other insurance expense	13	11	14	17	109	55	(50%)
Amortization of deferred policy acquisition costs	7	6	6	7	28	26	(7%)

Total benefits and expenses	284	272	282	359	1,481	1,197	(19%)

Income before income tax expense	23	20	26	25	41	94	129%
Income tax expense	6	6	7	7	9	26	189%

Net income [1]	$17	$14	$19	$18	$32	$68	113%

[1]	Net income is defined as core earnings.

L - 12b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
Institutional
Structured settlements	$138	$163	$187	$539	$488	(9%)
Institutional annuities	16	6	9	40	31	(23%)
GIC/Funding agreements/registered notes	907	338	1,099	883	2,344	165%
Other	—	204	7	324	211	(35%)

Subtotal	1,061	711	1,302	1,786	3,074	72%
Mutual funds	190	307	134	216	631	192%

Total Institutional	1,251	1,018	1,436	2,002	3,705	85%

Private Placement Life Insurance
Corporate owned	65	169	241	424	475	12%
High net worth	44	11	4	69	59	(14%)

Total Private Placement Life Insurance	109	180	245	493	534	8%

Total Institutional Solutions Group	$1,360	$1,198	$1,681	$2,495	$4,239	70%

L-13a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
Institutional
Structured settlements	$203	$180	$156	$172	$609	$711	17%
Institutional annuities	7	11	22	78	430	118	(73%)
GIC/Funding agreements/registered notes	18	319	546	613	1,581	1,496	(5%)
Other	4	316	4	6	324	330	2%

Subtotal	232	826	728	869	2,944	2,655	(10%)
Mutual funds	96	38	82	62	339	278	(18%)

Total Institutional	328	864	810	931	3,283	2,933	(11%)

Private Placement Life Insurance
Corporate owned	162	131	131	257	185	681	NM
High net worth	48	16	5	8	127	77	(39%)

Total Private Placement Life Insurance	210	147	136	265	312	758	143%

Total Institutional Solutions Group	$538	$1,011	$946	$1,196	$3,595	$3,691	3%

L-13b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

	March 31,	June 30,	Sept. 30,
	2005	2005	2005
INSTITUTIONAL
General account	$12,319	$12,590	$13,680
Guaranteed separate account	353	373	358
Non-guaranteed separate account	2,825	3,113	3,136

Total Institutional	$15,497	$16,076	$17,174

PRIVATE PLACEMENT LIFE INSURANCE
General account	$10	$10	$10
Non-guaranteed separate account	22,631	23,047	23,528

Total Private Placement Life Insurance	$22,641	$23,057	$23,538

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$12,329	$12,600	$13,690
Guaranteed separate account	353	373	358
Non-guaranteed separate account	25,456	26,160	26,664

Total Institutional Solutions Group account value	$38,138	$39,133	$40,712

BY PRODUCT

Institutional
Structured settlements	$4,145	$4,307	$4,492
Institutional annuities	2,488	2,504	2,491
GIC/Funding agreements/registered notes	6,139	6,254	7,163
Other	2,725	3,011	3,028

Total Institutional	15,497	16,076	17,174

Private Placement Life Insurance	22,641	23,057	23,538

Total Institutional Solutions Group account value	38,138	39,133	40,712

Institutional Mutual Fund Assets	815	1,146	1,324

Total Institutional Solutions Group Assets Under Management	$38,953	$40,279	$42,036

L-14a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2003	2004	2004	2004	2004
INSTITUTIONAL
General account	$9,912	$10,135	$10,318	$10,919	$11,337
Guaranteed separate account	343	357	335	352	355
Non-guaranteed separate account	2,405	2,449	2,724	2,740	2,907

Total Institutional	$12,660	$12,941	$13,377	$14,011	$14,599

PRIVATE PLACEMENT LIFE INSURANCE
General account	$17	$18	$19	$19	$14
Non-guaranteed separate account	20,975	21,287	21,573	21,870	22,484

Total Private Placement Life Insurance	$20,992	$21,305	$21,592	$21,889	$22,498

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$9,929	$10,153	$10,337	$10,938	$11,351
Guaranteed separate account	343	357	335	352	355
Non-guaranteed separate account	23,380	23,736	24,297	24,610	25,391

Total Institutional Solutions Group account value	$33,652	$34,246	$34,969	$35,900	$37,097

BY PRODUCT

Institutional
Structured settlements	$3,285	$3,492	$3,673	$3,828	$4,006
Institutional annuities	2,395	2,418	2,397	2,418	2,492
GIC/Funding agreements/registered notes	4,677	4,686	4,690	5,129	5,297
Other	2,303	2,345	2,617	2,636	2,804

Total Institutional	12,660	12,941	13,377	14,011	14,599

Private Placement Life Insurance	20,992	21,305	21,592	21,889	22,498

Total Institutional Solutions Group account value	33,652	34,246	34,969	35,900	37,097

Institutional Mutual Fund Assets	438	484	508	569	676

Total Institutional Solutions Group Assets Under Management	$34,090	$34,730	$35,477	$36,469	$37,773

L-14b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,
		2005	2005	2005
INSTITUTIONAL	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$14,599	$15,497	$16,076
	Sales/Deposits	1,061	711	1,302
	Surrenders	(155)	(323)	(296)
	Death benefits/annuity payouts	(114)	(118)	(119)

	Net Flows	792	270	887
	Change in market value/change in reserve/interest credited	106	309	211

	Ending balance	$15,497	$16,076	$17,174

PRIVATE PLACEMENT LIFE INSURANCE	Account Value Rollforward
	Beginning balance	$22,498	$22,641	$23,057
	Sales/Deposits	109	180	245
	Surrenders	(48)	(2)	(16)
	Death benefits/annuity payouts	(10)	(9)	(17)

	Net Flows	51	169	212
	Change in market value/change in reserve/interest credited	144	301	311
	Other [2]	(52)	(54)	(42)

	Ending balance	$22,641	$23,057	$23,538

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Primarily consists of cost of insurance and M&E charges.

L-15a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,
		2004	2004	2004	2004
INSTITUTIONAL	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$12,660	$12,941	$13,377	$14,011
	Sales/Deposits	232	826	728	869
	Surrenders	(88)	(402)	(197)	(537)
	Death benefits/annuity payouts	(99)	(101)	(104)	(103)

	Net Flows	45	323	427	229
	Change in market value/change in reserve/interest credited	236	113	207	359

	Ending balance	$12,941	$13,377	$14,011	$14,599

PRIVATE PLACEMENT LIFE INSURANCE	Account Value Rollforward
	Beginning balance	$20,992	$21,305	$21,592	$21,889
	Sales/Deposits	210	147	136	265
	Surrenders	(13)	(5)	(3)	(26)
	Death benefits/annuity payouts	(13)	(7)	(18)	(15)

	Net Flows	184	135	115	224
	Change in market value/change in reserve/interest credited	199	230	228	410
	Other [2]	(70)	(78)	(46)	(25)

	Ending balance	$21,305	$21,592	$21,889	$22,498

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Primarily consists of cost of insurance and M&E charges.

L-15b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
Revenues
Premiums and other considerations
Variable life fees	$14	$15	$15	$38	$44	16%
Cost of insurance charges	114	116	118	333	348	5%
Other fees	67	60	74	186	201	8%

Total fee income	195	191	207	557	593	6%

Direct premiums	19	19	21	51	59	16%
Reinsurance premiums	(27)	(26)	(29)	(67)	(82)	(22%)

Net premiums	(8)	(7)	(8)	(16)	(23)	(44%)

Total premiums and other considerations	187	184	199	541	570	5%

Net investment income
Net investment income on G/A assets	80	81	83	247	244	(1%)
Net investment income on assigned capital	3	3	3	10	9	(10%)
Charge for invested capital	(9)	(9)	(9)	(29)	(27)	7%

Total net investment income	74	75	77	228	226	(1%)
Net realized capital gains (losses)	—	—	1	3	1	(67%)

Total revenues	261	259	277	772	797	3%

Benefits and Expenses
Benefits and claims
Death benefits	66	63	54	188	183	(3%)
Other contract benefits	4	6	5	16	15	(6%)
Change in reserve	(5)	(4)	(4)	(3)	(13)	NM
Interest credited on G/A assets	55	55	57	159	167	5%

Total benefits and claims	120	120	112	360	352	(2%)

Other insurance expenses
Commissions & wholesaling expenses	52	47	58	137	157	15%
Operating expenses	52	56	57	150	165	10%
Dividends to policyholders	1	—	1	2	2	—
Premium taxes and other expenses	9	10	8	25	27	8%

Subtotal — expenses before deferral	114	113	124	314	351	12%
Deferred policy acquisition costs	(74)	(71)	(81)	(194)	(226)	(16%)

Total other insurance expense	40	42	43	120	125	4%
Amortization of deferred policy acquisition costs and present value of future profits	44	40	58	123	142	15%

Total benefits and expenses	204	202	213	603	619	3%

Income before income tax expense	57	57	64	169	178	5%

Income tax expense	18	18	19	53	55	4%

Net Income before cumulative effect of accounting changes [1]	39	39	45	116	123	6%
Cumulative effect of accounting change, net of tax	—	—	—	(1)	—	100%

Net income	$39	$39	$45	$115	$123	7%

[1]	Net income before cumulative effect of accounting change is defined as core earnings.

L-16a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
Revenues
Premiums and other considerations
Variable life fees	$12	$13	$13	$15	$44	$53	20%
Cost of insurance charges	110	110	113	113	431	446	3%
Other fees	64	58	64	82	264	268	2%

Total fee income	186	181	190	210	739	767	4%

Net guaranteed separate account income	—	—	—	—	8	—	(100%)
Direct premiums	17	17	17	20	61	71	16%
Reinsurance premiums	(22)	(22)	(23)	(25)	(81)	(92)	(14%)

Net premiums	(5)	(5)	(6)	(5)	(20)	(21)	(5%)

Total premiums and other considerations	181	176	184	205	727	746	3%

Net investment income
Net investment income on G/A assets	81	82	84	82	289	329	14%
Net investment income on assigned capital	3	4	3	3	15	13	(13%)
Charge for invested capital	(10)	(10)	(9)	(10)	(41)	(39)	5%

Total net investment income	74	76	78	75	263	303	15%
Net realized capital gains (losses)	—	1	2	—	(3)	3	NM

Total revenues	255	253	264	280	987	1,052	7%
Benefits and Expenses
Benefits and claims
Death benefits	67	61	60	57	224	245	9%
Other contract benefits	5	6	5	6	23	22	(4%)
Change in reserve	—	—	(3)	—	(3)	(3)	—
Interest credited on G/A assets	53	53	53	57	192	216	13%

Total benefits and claims	125	120	115	120	436	480	10%

Other insurance expenses
Commissions & wholesaling expenses	44	46	47	63	168	200	19%
Operating expenses	48	50	52	62	193	212	10%
Dividends to policyholders	1	—	1	—	3	2	(33%)
Premium taxes and other expenses	8	9	8	8	30	33	10%

Subtotal — expenses before deferral	101	105	108	133	394	447	13%
Deferred policy acquisition costs	(61)	(66)	(67)	(89)	(233)	(283)	(21%)

Total other insurance expense	40	39	41	44	161	164	2%

Amortization of deferred policy acquisition costs and present value of future profits	39	41	43	58	181	181	—

Total benefits and expenses	204	200	199	222	778	825	6%
Income before income tax expense	51	53	65	58	209	227	9%
Income tax expense [1]	17	16	20	18	64	71	11%

Net Income before cumulative effect of accounting changes [2]	34	37	45	40	145	156	8%
Cumulative effect of accounting change, net of tax	(1)	—	—	—	—	(1)	—

Net income	$33	$37	$45	$40	$145	$155	7%

[1]	Included in the year ended December 31, 2003 is a tax benefit of $2, which primarily relates to the favorable tax treatment of certain tax items.

[2]	Net income before cumulative effect of accounting change is defined as core earnings.

L-16b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
Revenues
Premiums and other considerations
ASO fees	$11	$7	$9	$26	$27	4%
Other fees	—	1	—	2	1	(50%)

Total fee income	11	8	9	28	28	—

Direct premiums	824	848	853	2,192	2,525	15%
Reinsurance premiums	113	92	88	515	293	(43%)

Total premiums and other considerations	948	948	950	2,735	2,846	4%

Net investment income
Net investment income on G/A assets	86	87	87	237	260	10%
Net investment income on assigned capital	12	13	12	38	37	(3%)

Total net investment income	98	100	99	275	297	8%
Net realized capital gains (losses)	—	—	—	2	—	(100%)

Total revenues	1,046	1,048	1,049	3,012	3,143	4%

Benefits and Expenses
Benefits and claims
Death benefits	239	238	227	708	704	(1%)
Other contract benefits	414	416	423	1,177	1,253	6%
Change in reserve	69	42	38	160	149	(7%)

Total benefits and claims	722	696	688	2,045	2,106	3%

Other insurance expenses
Commissions & wholesaling expenses	119	122	128	369	369	—
Operating expenses	114	129	129	334	372	11%
Premium taxes and other expenses	16	18	15	52	49	(6%)

Subtotal — expenses before deferral	249	269	272	755	790	5%
Deferred policy acquisition costs	(12)	(12)	(14)	(29)	(38)	(31%)

Total other insurance expense	237	257	258	726	752	4%
Amortization of deferred policy acquisition costs	7	7	8	18	22	22%

Total benefits and expenses	966	960	954	2,789	2,880	3%

Income before income tax expense	80	88	95	223	263	18%

Income tax expense	21	24	27	59	72	22%

Net income [1]	$59	$64	$68	$164	$191	16%

[1]	Net income is defined as core earnings.

L-17a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
Revenues
Premiums and other considerations
ASO fees	$9	$8	$9	$9	$19	$35	84%
Other fees	1	1	—	—	1	2	100%

Total fee income	10	9	9	9	20	37	85%

Direct premiums	726	720	746	745	2,298	2,937	28%
Reinsurance premiums	179	177	159	163	44	678	NM

Total premiums and other considerations	915	906	914	917	2,362	3,652	55%

Net investment income
Net investment income on G/A assets	77	79	81	85	223	322	44%
Net investment income on assigned capital	12	13	13	13	39	51	31%

Total net investment income	89	92	94	98	262	373	42%
Net realized capital gains (losses)	(1)	3	—	—	—	2	—

Total revenues	1,003	1,001	1,008	1,015	2,624	4,027	53%

Benefits and Expenses
Benefits and claims
Death benefits	259	232	217	211	664	919	38%
Other contract benefits	387	396	394	397	1,025	1,574	54%
Change in reserve	38	62	60	50	173	210	21%

Total benefits and claims	684	690	671	658	1,862	2,703	45%

Other insurance expenses
Commissions & wholesaling expenses	129	123	117	132	234	501	114%
Operating expenses	113	109	112	129	297	463	56%
Premium taxes and other expenses	19	17	16	17	45	69	53%

Subtotal — expenses before deferral	261	249	245	278	576	1,033	79%
Deferred policy acquisition costs	(9)	(9)	(11)	(15)	(23)	(44)	(91%)

Total other insurance expense	252	240	234	263	553	989	79%
Amortization of deferred policy acquisition costs	5	6	7	5	18	23	28%

Total benefits and expenses	941	936	912	926	2,433	3,715	53%

Income before income tax expense	62	65	96	89	191	312	63%

Income tax expense	16	16	27	24	43	83	93%

Net income [1]	$46	$49	$69	$65	$148	$229	55%

[1]	Net income is defined as core earnings.

L-17b

THE HARTFORD FINANCIAL SERVICES GROUP
LIFE
INTERNATIONAL
HIGHLIGHTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
CORE EARNINGS
Japan operations	$17	$26	$33	$31	$76	145%
Other international operations	(3)	(5)	(5)	6	(13)	NM

Core earnings	14	21	28	37	63	70%
Cumulative effect of accounting change, net of tax	—	—	—	(4)	—	(100%)

Net income	$14	$21	$28	$33	$63	91%

JAPAN SALES — Dollars
Individual Annuity
Variable	$3,072	$2,494	$2,809	$5,321	$8,375	57%
Fixed MVA	688	222	158	9	1,068	NM

Total sales by product	$3,760	$2,716	$2,967	$5,330	$9,443	77%

JAPAN SALES — Yen
Individual Annuity
Variable	¥321,911	¥267,333	¥312,311	¥578,936	¥901,555	56%
Fixed MVA	72,017	23,795	17,619	1,005	113,431	NM

Total sales by product	¥393,928	¥291,128	¥329,930	¥579,941	¥1,014,986	75%

NET FLOWS — Dollars
Individual Annuity
Variable	$2,892	$2,365	$2,558	$4,910	$7,815	59%
Fixed MVA	651	203	146	9	1,000	NM

Total net flows by product	$3,543	$2,568	$2,704	$4,919	$8,815	79%

NET FLOWS — Yen
Individual Annuity
Variable	¥302,976	¥253,416	¥284,656	¥534,436	¥841,048	57%
Fixed MVA	68,072	21,811	16,198	954	106,081	NM

Total net flows by product	¥371,048	¥275,227	¥300,854	¥535,390	¥947,129	77%

JAPAN AUM — Dollars
Individual Annuity
Variable	$16,495	$18,440	$21,892
Fixed MVA	1,120	1,286	1,407

Total AUM by product	$17,615	$19,726	$23,299

JAPAN AUM — Yen
Individual Annuity
Variable	¥1,767,250	¥2,042,998	¥2,481,209
Fixed MVA	120,011	142,472	159,391

Total AUM by product	¥1,887,261	¥2,185,470	¥2,640,600

L - 18a

THE HARTFORD FINANCIAL SERVICES GROUP
LIFE
INTERNATIONAL
HIGHLIGHTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 30,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
CORE EARNINGS
Japan operations	$8	$11	$12	$9	$7	$40	NM
Other international operations	2	—	4	(3)	6	3	(50%)

Core earnings	10	11	16	6	13	43	NM
Cumulative effect of accounting change, net of tax	(4)	—	—	—	—	(4)	—

Net income	$6	$11	$16	$6	$13	$39	NM

JAPAN SALES — Dollars
Individual Annuity
Variable	$1,436	$1,599	$2,286	$1,943	$3,735	$7,264	94%
Fixed MVA	—	—	9	512	—	521	—

Total sales by product	$1,436	$1,599	$2,295	$2,455	$3,735	$7,785	108%

JAPAN SALES — Yen
Individual Annuity
Variable	¥153,402	¥174,231	¥251,303	¥203,251	¥430,511	¥782,187	82%
Fixed MVA	—	—	1,005	53,299	—	54,304	—

Total sales by product	¥153,402	¥174,231	¥252,308	¥256,550	¥430,511	¥836,491	94%

NET FLOWS — Dollars
Individual Annuity
Variable	$1,285	$1,452	$2,173	$1,844	$3,490	$6754	94%
Fixed MVA	—	—	9	486	—	495	—

Total net flows by product	$1,285	$1,452	$2,182	$2,330	$3,490	$7,249	108%

NET FLOWS — Yen
Individual Annuity
Variable	¥137,227	¥158,274	¥238,935	¥192,866	¥402,623	¥727,302	81%
Fixed MVA	—	—	954	50,601	—	51,555	—

Total net flows by product	¥137,227	¥158,274	¥239,889	¥243,467	¥402,623	¥778,857	93%

JAPAN AUM — Dollars
Individual Annuity
Variable	$8,119	$9,277	$11,118	$14,129	$6,220
Fixed MVA	—	—	9	502	—

Total AUM by product	$8,119	$9,277	$11,127	$14,631	$6,220

JAPAN AUM — Yen
Individual Annuity
Variable	¥846,172	¥1,009,074	¥1,223,484	¥1,450,025	¥666,878
Fixed MVA	—	—	951	51,503	—

Total AUM by product	¥846,172	¥1,009,074	¥1,224,435	¥1,501,528	¥666,878

L - 18b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	March 31,	June 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
Revenues
Premiums and other considerations
Variable annuity fees	$86	$102	$118	$146	$306	110%
Other Fees	11	1	12	18	24	33%

Total fee income	97	103	130	164	330	101%

Net investment income
Net investment income on G/A assets	9	16	16	—	41	—

Total net investment income	9	16	16	—	41	—
Net realized capital gains (losses)	(5)	(10)	(8)	—	(23)	—

Total revenues	101	109	138	164	348	112%

Benefits and Expenses
Benefits and claims
Death and other benefits	10	4	9	14	23	64%
Change in reserve	—	—	—	—	—	—
Interest credited on G/A assets	3	4	3	—	10	—

Total benefits and claims	13	8	12	14	33	136%

Other insurance expenses
Commissions & wholesaling expenses	204	156	173	320	533	67%
Operating expenses	31	32	33	61	96	57%
Premium taxes and other expenses	14	10	12	20	36	80%

Subtotal — expenses before deferral	249	198	218	401	665	66%
Deferred policy acquisition costs	(220)	(169)	(185)	(347)	(574)	(65%)

Total other insurance expense	29	29	33	54	91	69%
Amortization of deferred policy acquisition costs	32	30	43	48	105	119%

Total benefits and expenses	74	67	88	116	229	97%

Income before income tax expense	27	42	50	48	119	148%
Income tax expense	10	16	17	17	43	153%

Net Income before cumulative effect of accounting change [1]	17	26	33	31	76	145%
Cumulative effect of accounting changes, net of tax	—	—	—	(4)	—	100%

Net income	$17	$26	$33	$27	$76	181%

[1]	Net income before cumulative effect of accounting change is defined as core earnings.

L - 19a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

	THREE MONTHS ENDED				YEAR ENDED
	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
Revenues
Premiums and other considerations
Variable annuity fees	$39	$48	$59	$73	$78	$219	181%
Other Fees	7	7	4	3	12	21	75%

Total fee income	46	55	63	76	90	240	167%

Net investment income							—
Net investment income on G/A assets	—	—	—	—	—	—	—

Total net investment income	—	—	—	—	—	—	—
Net realized capital gains (losses)	—	—	—	(1)	—	(1)	—

Total revenues	46	55	63	75	90	239	166%

Benefits and Expenses
Benefits and claims
Death and other benefits	—	8	6	7	3	21	NM
Change in reserve	4	(4)	—	—	(2)	—	100%
Interest credited on G/A assets	—	—	—	(1)	—	(1)	—

Total benefits and claims	4	4	6	6	1	20	NM

Other insurance expenses
Commissions & wholesaling expenses	83	97	140	133	218	453	108%
Operating expenses	18	20	23	35	57	96	68%
Premium taxes and other expenses	5	6	9	9	12	29	142%

Subtotal — expenses before deferral	106	123	172	177	287	578	101%
Deferred policy acquisition costs	(90)	(106)	(151)	(148)	(240)	(495)	(106%)

Total other insurance expense	16	17	21	29	47	83	77%
Amortization of deferred policy acquisition costs	13	17	18	29	32	77	141%

Total benefits and expenses	33	38	45	64	80	180	125%

Income before income tax expense	13	17	18	11	10	59	NM
Income tax expense	5	6	6	2	3	19	NM

Net Income before cumulative effect of accounting change [1]	8	11	12	9	7	40	NM
Cumulative effect of accounting changes, net of tax	(4)	—	—	—	—	(4)	—

Net income	$4	$11	$12	$9	$7	$36	NM

[1]	Net income before cumulative effect of accounting change is defined as core earnings.

L - 19b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,
		2005	2005	2005
VARIABLE ANNUITIES	Beginning balance	$14,129	$16,495	$18,440
	Sales/premiums/other deposits	3,072	2,494	2,809
	Surrenders	(125)	(78)	(200)
	Death benefits/annuitizations/other	(55)	(51)	(51)

	Net Flows	2,892	2,365	2,558
	Change in market value/change in reserve/interest credited	136	201	1,380
	Effect of currency translation	(662)	(621)	(486)

	Ending balance	$16,495	$18,440	$21,892

FIXED MVA AND OTHER	Beginning balance	$502	$1,120	$1,286
	Sales/premiums/other deposits	688	222	158
	Surrenders	(3)	(6)	(2)
	Death benefits/annuitizations/other	(34)	(13)	(10)

	Net Flows	651	203	146
	Change in market value/currency/change in reserve/interest credited	2	4	4
	Effect of currency translation	(35)	(41)	(29)

	Ending balance	$1,120	$1,286	$1,407

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$14,631	$17,615	$19,726
	Sales/premiums/other deposits	3,760	2,716	2,967
	Surrenders	(128)	(84)	(202)
	Death benefits/annuitizations/other	(89)	(64)	(61)

	Net Flows	3,543	2,568	2,704
	Change in market value/change in reserve/interest credited	138	205	1,384
	Effect of currency translation	(697)	(662)	(515)

	Ending balance	$17,615	$19,726	$23,299

L - 20a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED				YEAR ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,	DEC. 31,
		2004	2004	2004	2004	2003
VARIABLE ANNUITIES	Beginning balance	$6,220	$8,119	$9,277	$11,118	$1,722
	Sales/premiums/other deposits	1,436	1,599	2,286	1,943	3,735
	Surrenders	(124)	(123)	(80)	(55)	(244)
	Death benefits/annuitizations/other	(27)	(24)	(33)	(44)	—

	Net Flows	1,285	1,452	2,173	1,844	3,490
	Change in market value/change in reserve/interest credited	394	45	(222)	334	517

	Effect of currency translation	220	(339)	(110)	833	491

	Ending balance	$8,119	$9,277	$11,118	$14,129	$6,220

FIXED MVA AND OTHER	Beginning balance	$—	$—	$—	$9	$—
	Sales/premiums/other deposits	—	—	9	512	—
	Surrenders	—	—	—	—	—
	Death benefits/annuitizations/other	—	—	—	(26)	—

	Net Flows	—	—	9	486	—
	Change in market value/change in reserve/interest credited	—	—	—	1	—

	Effect of currency translation	—	—	—	6	—

	Ending balance	$—	$—	$9	$502	$—

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$6,220	$8,119	$9,277	$11,127	$1,722
	Sales/premiums/other deposits	1,436	1,599	2,295	2,455	3,735
	Surrenders	(124)	(123)	(80)	(55)	(244)
	Death benefits/annuitizations/other	(27)	(24)	(33)	(70)	—

	Net Flows	1,285	1,452	2,182	2,330	3,490
	Change in market value/change in reserve/interest credited	394	45	(222)	335	517

	Effect of currency translation	220	(339)	(110)	839

	Ending balance	$8,119	$9,277	$11,127	$14,631	$5,729

L - 20b

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums [1]	$2,581	$2,722	$2,618	$7,540	$7,921	5%
Earned premiums [2]	2,507	2,578	2,517	7,013	7,602	8%

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Business Insurance	118	141	125	297	384	29%
Personal Lines	127	188	71	44	386	NM
Specialty Commercial	40	5	(143)	(139)	(98)	29%

Ongoing Operations underwriting results [3]	285	334	53	202	672	NM
Other Operations [4]	(28)	(110)	(53)	(389)	(191)	51%

Total Property & Casualty underwriting results	$257	$224	$—	$(187)	$481	NM

ONGOING OPERATIONS UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	63.1	64.2	69.6	71.1	65.6	5.5
Prior year [2] [3] [5]	0.2	(2.9)	1.7	(0.4)	(0.3)	(0.1)

Total loss and loss adjustment expenses	63.3	61.3	71.3	70.6	65.3	5.3

Expenses	25.1	25.6	26.7	26.3	25.8	0.5
Policyholder dividends	0.2	0.2	—	0.2	0.1	0.1

Combined ratio	88.6	87.0	97.9	97.1	91.2	5.9

Catastrophe ratio [5] [6]	1.9	1.7	6.2	2.6	3.2	(0.6)

Combined ratio before catastrophes	86.8	85.3	91.7	94.5	87.9	6.6
Combined ratio before catastrophes and prior year development	87.1	88.5	89.8	90.5	88.4	2.1

Total Property & Casualty Income
Net income	$417	$369	$233	$568	$1,019	79%
Core earnings [7] [8]	386	369	232	498	987	98%
Impact of tax related items	—	—	—	26	—	(100%)
Core earnings before tax related items [8]	$386	$369	$232	$472	$987	109%

				PROPERTY & CASUALTY

				Dec. 31,	Sept. 30,
				2004	2005	Change
Selected Financial Data
Hartford Fire adjusted statutory surplus ($ in billions)				$6.4	$6.9	$0.5
Hartford Fire premium to adjusted surplus ratio				1.5	1.4	(0.1)

[1]	Written premium for workers’ compensation business has been adjusted to reflect written premium in the period the policies incept.

[2]	Earned premiums for the nine months ended September 30, 2004 were reduced by $90, reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Earned premiums for the three months ended September 30, 2004 and 2005, are net of catastrophe treaty reinstatement premium of $17 and $60, respectively.

[3]	Ongoing Operations prior year loss and loss adjustment expenses for the nine months ended September 30, 2004 included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims. Ongoing Operations prior year loss and loss adjustment expenses for the three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[4]	During the nine months ended September 30, 2004, the Company reduced the net reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment by $181. Additionally, the nine months ended September 30, 2004 included a net reserve release of $97 related to September 11, an increase of $130 for assumed casualty reinsurance reserves, and environmental reserve strengthening of $75. The three months ended June 30, 2005 included assumed reinsurance reserve strengthening of $73.

[5]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the nine months ended September 30, 2004, the net reserve release related to September 11.

[6]	Catastrophe losses for the nine months ended September 30, 2004 included losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Catastrophe losses for the three and nine months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita.

[7]	Core earnings for Property & Casualty before the impact of the $90 decrease in estimated earned premiums on retrospectively-rated policies and prior year development is $761 for the nine months ended September 30, 2004.

[8]	For periods prior to January 1, 2005, core earnings included the effect of periodic net coupon settlements on non-qualifying derivatives, after tax.

PC-1a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums [1]	$2,397	$2,548	$2,595	$2,422	$9,144	$9,962	9%
Earned premiums [2]	2,186	2,353	2,474	2,481	8,805	9,494	8%

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Business Insurance	225	97	(25)	63	158	360	128%
Personal Lines	106	75	(137)	94	130	138	6%
Specialty Commercial	(110)	29	(58)	86	10	(53)	NM

Ongoing Operations underwriting results [3]	221	201	(220)	243	298	445	49%
Other Operations [4]	(65)	(214)	(110)	(59)	(2,840)	(448)	84%

Total Property & Casualty underwriting results [5]	$156	$(13)	$(330)	$184	$(2,542)	$(3)	100%

ONGOING OPERATIONS UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	66.8	65.2	80.4	63.9	68.8	69.2	(0.4)
Prior year [2] [3] [6]	(4.5)	0.7	2.1	1.4	0.5	0.1	0.4

Total loss and loss adjustment expenses	62.2	65.8	82.5	65.4	69.2	69.3	(0.1)

Expenses	27.3	25.6	26.1	24.8	26.8	25.9	0.9
Policyholder dividends	0.3	—	0.3	—	0.4	0.1	0.3

Combined ratio	89.8	91.4	108.9	90.2	96.5	95.3	1.2

Catastrophe ratio [5] [6]	(12.2)	2.4	15.6	1.2	3.1	2.2	0.9

Combined ratio before catastrophes	102.0	89.0	93.3	89.0	93.4	93.1	0.3
Combined ratio before catastrophes and prior year development	92.7	88.5	90.5	87.6	92.8	89.7	3.1

Total Property & Casualty Income
Net income (loss)	$341	$203	$24	$342	$(745)	$910	NM
Core earnings [7] [8]	297	188	13	331	(898)	829	NM
Impact of tax related items and 2003 asbestos reserve addition and severance charges	—	—	26	—	(1,728)	26	NM
Core earnings before tax related items and 2003 asbestos reserve addition and severance charges [8]	$297	$188	$(13)	$331	$830	$803	(3%)

					PROPERTY & CASUALTY

					Dec. 31,	Dec. 31,
					2003	2004	Change
Selected Financial Data
Hartford Fire adjusted statutory surplus ($ in billions)					$5.9	$6.4	$0.5
Hartford Fire premium to adjusted surplus ratio					1.5	1.5	—

[1]	Written premium for workers’ compensation business has been adjusted to reflect written premium in the period the policies incept.

[2]	Earned premiums for the three months ended March 31, 2004 were reduced by $90, reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Earned premium for the three months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $17.

[3]	Ongoing Operations prior year loss and loss adjustment expenses for the three months ended March 31, 2004 included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims.

[4]	During the three months ended June 30, 2004, the Company reduced the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment by $181. The three months ended September 30, 2004 included environmental reserve strengthening of $75.

[5]	Included catastrophes of $507, and the net reserve release of $395 related to September 11, for the year ended December 31, 2004. Catastrophe losses for three months ended September 30, 2004 included losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[6]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the three months ended March 31, 2004, the net reserve release related to September 11.

[7]	Core earnings for Property & Casualty before the impacts of the $90 decrease in estimated earned premiums on retrospectively-rated policies and prior year loss development is $322 for the three months ended March 31, 2004 and $1,157 for the year ended December 31, 2004.

[8]	For periods prior to January 1, 2005, core earnings included the effect of periodic net coupon settlements on non-qualifying derivatives, after tax.

PC-1b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums [1]	$2,581	$2,722	$2,618	$7,540	$7,921	5%
Change in reserve	74	144	101	527	319	(39%)

Earned premiums [2]	2,507	2,578	2,517	7,013	7,602	8%

Loss and loss adjustment expenses
Current year	1,580	1,655	1,749	5,000	4,984	—
Prior year [3]	34	33	94	314	161	(49%)

Total loss and loss adjustment expenses [4]	1,614	1,688	1,843	5,314	5,145	(3%)

Underwriting expenses	632	662	675	1,873	1,969	5%
Dividends to policyholders	4	4	(1)	13	7	(46%)

Underwriting results	257	224	—	(187)	481	NM

Net servicing income	13	15	12	40	40	—
Net investment income	337	328	349	915	1,014	11%
Periodic net coupon settlements on non-qualifying derivatives, before-tax [5]	—	—	—	8	—	(100%)
Other expenses	(60)	(39)	(53)	(181)	(152)	16%
Income tax expense	(161)	(159)	(76)	(123)	(396)	NM

Core earnings, before tax related items	386	369	232	472	987	109%

Tax related items [6]	—	—	—	26	—	(100%)

Core earnings	386	369	232	498	987	98%

Add: Net realized capital gains, after-tax [5]	31	—	1	70	32	(54%)

Net income	$417	$369	$233	$568	$1,019	79%

Total Property & Casualty effective tax rate — net income	29.9%	30.0%	25.0%	19.2%	28.9%	9.7
Total Property & Casualty effective tax rate — core earnings [5]	29.5%	30.0%	24.9%	16.4%	28.6%	12.2

[1]	Written premium for workers’ compensation business has been adjusted to reflect written premium in the period the policies incept.

[2]	Earned premiums for the nine months ended September 30, 2004 were reduced by $90, reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Earned premiums for the three months ended September 30, 2004 and 2005, are net of catastrophe treaty reinstatement premium of $17 and $60, respectively.

[3]	The nine months ended September 30, 2004 included a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims, an increase in reserves of $130 for assumed casualty reinsurance, a reduction in net reinsurance recoverables of $181, and environmental reserve strengthening of $75. The three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims and assumed reinsurance reserve strengthening of $73.

[4]	The three months ended September 30, 2004 included catastrophe losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. The three months ended September 30, 2005 included catastrophe losses from Hurricane Katrina and Hurricane Rita.

[5]	For periods prior to January 1, 2005, core earnings included the effect of periodic net coupon settlements on non-qualifying derivatives, after tax.

[6]	Tax benefit related to the audit settlement of tax years prior to 2004.
PC-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums [1]	$2,397	$2,548	$2,595	$2,422	$9,144	$9,962	9%
Change in reserve	211	195	121	(59)	339	468	38%

Earned premiums [2]	2,186	2,353	2,474	2,481	8,805	9,494	8%

Loss and loss adjustment expenses
Current year	1,469	1,535	1,996	1,590	6,102	6,590	8%
Prior year [3] [4]	(51)	221	144	100	220	414	88%

Total loss and loss adjustment expenses [5]	1,418	1,756	2,140	1,690	6,322	7,004	11%

Underwriting expenses	605	611	657	608	2,387	2,481	4%
Dividends to policyholders	7	(1)	7	(1)	34	12	(65%)

Underwriting results	156	(13)	(330)	184	62	(3)	NM

Net servicing income	9	21	10	2	8	42	NM
Net investment income	311	295	309	333	1,172	1,248	6%
Periodic net coupon settlements on non-qualifying derivatives, before-tax [6]	4	3	1	1	18	9	(50%)
Other expenses	(68)	(60)	(53)	(54)	(173)	(235)	(36%)
Income tax expense	(115)	(58)	50	(135)	(257)	(258)	—

Core earnings, before tax related items and 2003 asbestos reserve addition and severance charges	297	188	(13)	331	830	803	(3%)

Tax related items [7]	—	—	26	—	—	26	—
Severance charges	—	—	—	—	(27)	—	100%
2003 asbestos reserve addition	—	—	—	—	(1,701)	—	100%

Core earnings	297	188	13	331	(898)	829	NM

Add: Net realized capital gains, after-tax [6]	44	15	11	11	153	81	(47%)

Net income (loss)	$341	$203	$24	$342	$(745)	$910	NM

Total Property & Casualty effective tax rate — net income	28.8%	24.8%	NM	29.0%	NM	23.2%	NM
Total Property & Casualty effective tax rate — core earnings [6]	27.8%	23.8%	NM	28.8%	NM	21.8%	NM

[1]	Written premium for workers’ compensation business has been adjusted to reflect written premium in the period the policies incept.

[2]	Earned premiums for the three months ended March 31, 2004 were reduced by $90, reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Earned premiums for the three months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $17.

[3]	The three months ended March 31, 2004 included a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims and an increase in reserves of $130 for assumed casualty reinsurance. The three months ended June 30, 2004 included a reduction in net reinsurance recoverables of $181. The three months ended September 30, 2004 included environmental reserve strengthening of $75.

[4]	The year ended December 31, 2003 excludes $2,604 related to the 2003 asbestos reserve addition.

[5]	Included catastrophes of $507, and the net reserve release of $395 related to September 11, for the year ended December 31, 2004. Catastrophe losses for the three months ended September 30, 2004 included losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[6]	For periods prior to January 1, 2005, core earnings included the effect of periodic net coupon settlements on non-qualifying derivatives, after tax.

[7]	Tax benefit related to the audit settlement of tax years prior to 2004.
PC-2b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY — ONGOING OPERATIONS
OPERATING RESULTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums [1]	$2,579	$2,722	$2,616	$7,551	$7,917	5%
Change in reserve	75	143	101	560	319	(43%)

Earned premiums [2]	2,504	2,579	2,515	6,991	7,598	9%

Loss and loss adjustment expenses
Current year	1,580	1,655	1,749	4,967	4,984	—
Prior year [3]	6	(74)	43	(30)	(25)	17%

Total loss and loss adjustment expenses [4]	1,586	1,581	1,792	4,937	4,959	—

Underwriting expenses	629	660	671	1,839	1,960	7%
Dividends to policyholders	4	4	(1)	13	7	(46%)

Underwriting results	285	334	53	202	672	NM

Net servicing income	13	15	12	40	40	—
Net investment income	260	258	279	650	797	23%
Periodic net coupon settlements on non-qualifying derivatives, before-tax [5]	—	—	—	8	—	(100%)
Other expenses	(59)	(37)	(50)	(162)	(146)	10%
Income tax expense	(149)	(178)	(77)	(191)	(404)	(112%)

Core earnings, before tax related items	350	392	217	547	959	75%

Tax related items [6]	—	—	—	26	—	(100%)

Core earnings	350	392	217	573	959	67%

Add: Net realized capital gains (loss), after-tax [5]	18	(4)	1	46	15	(67%)

Net income	$368	$388	$218	$619	$974	57%

Ongoing Operations effective tax rate — net income	30.2%	31.1%	26.1%	23.5%	29.7%	6.2
Ongoing Operations effective tax rate — core earnings [5]	30.0%	31.1%	26.0%	22.4%	29.6%	7.2

[1]	Written premium for workers’ compensation business has been adjusted to reflect written premium in the period the policies incept.

[2]	Earned premiums for the nine months ended September 30, 2004 were reduced by $90, reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Earned premiums for the three months ended September 30, 2004 and 2005, are net of catastrophe treaty reinstatement premium of $17 and $60, respectively.

[3]	The nine months ended September 30, 2004 included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims. The three months ended June 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[4]	The three months ended September 30, 2004 included catastrophe losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. The three months ended September 30, 2005 included catastrophe losses from Hurricane Katrina and Hurricane Rita.

[5]	For periods prior to January 1, 2005, core earnings included the effect of periodic net coupon settlements on non-qualifying derivatives, after tax.

[6]	Tax benefit related to the audit settlement of tax years prior to 2004.

PC-3a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY — ONGOING OPERATIONS
OPERATING RESULTS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums [1]	$2,398	$2,552	$2,601	$2,421	$8,920	$9,972	12%
Change in reserve	224	213	123	(58)	485	502	4%

Earned premiums [2]	2,174	2,339	2,478	2,479	8,435	9,470	12%

Loss and loss adjustment expenses
Current year	1,452	1,524	1,991	1,587	5,800	6,554	13%
Prior year [3]	(99)	16	53	35	40	5	(88%)

Total loss and loss adjustment expenses [4]	1,353	1,540	2,044	1,622	5,840	6,559	12%

Underwriting expenses	593	599	647	615	2,263	2,454	8%
Dividends to policyholders	7	(1)	7	(1)	34	12	(65%)

Underwriting results	221	201	(220)	243	298	445	49%

Net servicing income	9	21	10	2	8	42	NM
Net investment income	215	207	228	253	836	903	8%
Periodic net coupon settlements on non-qualifying derivatives, before-tax [5]	4	3	1	1	18	9	(50%)
Other expenses	(61)	(51)	(50)	(36)	(219)	(198)	10%
Income tax expense	(113)	(110)	32	(139)	(217)	(330)	(52%)

Core earnings, before tax related items and severance charges	275	271	1	324	724	871	20%

Tax related items [6]	—	—	26	—	—	26	—
Severance charges	—	—	—	—	(27)	—	100%

Core earnings	275	271	27	324	697	897	29%

Add: Net realized capital gains, after-tax [5]	30	8	8	12	86	58	(33%)

Net income	$305	$279	$35	$336	$783	$955	22%

Ongoing Operations effective tax rate — net income	29.7%	29.3%	NM	30.0%	24.2%	25.9%	1.7
Ongoing Operations effective tax rate — core earnings [5]	29.1%	29.1%	NM	29.8%	22.7%	25.2%	2.5

[1]	Written premium for workers’ compensation business has been adjusted to reflect written premium in the period the policies incept.

[2]	Earned premiums for the three months ended March 31, 2004 were reduced by $90, reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Earned premiums for the three months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $17.

[3]	The three months ended March 31, 2004 included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims.

[4]	Included catastrophes of $506, and the net reserve release of $298 related to September 11, for the year ended December 31, 2004. Catastrophe losses for the three months ended September 30, 2004 included losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[5]	For periods prior to January 1, 2005, core earnings included the effect of periodic net coupon settlements on non-qualifying derivatives, after tax.

[6]	Tax benefit related to the audit settlement of tax years prior to 2004.

PC-3b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
UNDERWRITING RESULTS
Written premiums [1]	$477	$500	$457	$1,432	$1,434	—
Change in reserve	12	32	26	178	70	(61%)

Earned premiums [2] [3]	465	468	431	1,254	1,364	9%

Loss and loss adjustment expenses
Current year	314	330	398	1,036	1,042	1%
Prior year [4]	9	28	62	71	99	39%

Total loss and loss adjustment expenses [5]	323	358	460	1,107	1,141	3%

Underwriting expenses	100	103	112	286	315	10%
Dividends to policyholders	2	2	2	—	6	—

Underwriting results	$40	$5	$(143)	$(139)	$(98)	29%

UNDERWRITING RATIOS [2]
Loss and loss adjustment expenses
Current year	67.1	70.9	92.8	82.8	76.6	6.2
Prior year [6]	1.9	5.8	14.6	5.6	7.2	(1.6)

Total loss and loss adjustment expenses	69.1	76.7	107.4	88.4	83.8	4.6

Expenses	21.9	21.7	25.4	22.7	22.9	(0.2)
Policyholder dividends	0.4	0.4	0.5	—	0.4	(0.4)

Combined ratio	91.3	98.8	133.3	111.1	107.2	3.9

Catastrophe ratio [5] [6]	1.5	3.3	19.7	(2.1)	7.8	(9.9)

Combined ratio before catastrophes	89.8	95.5	113.6	113.2	99.3	13.9

Combined ratio before catastrophes and prior year development	88.0	91.0	98.2	98.4	92.3	6.1

[1]	Written premium for workers’ compensation business has been adjusted to reflect written premium in the period the policies incept.

[2]	Specialty Commercial earned premiums for the nine months ended September 30, 2004 were reduced by $90, reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The nine months ended September 30, 2004 also included a net reserve release of $116 related to September 11 and an increase in reserves of $167 for construction defects claims. Other prior year loss development for the nine months ended September 30, 2004 included an increase in reserves of $20. The following table shows underwriting ratios for the nine months ended September 30, 2004 before giving effect of these items:

Loss and loss adjustment expenses
Current year	77.2
Prior year	—

Total loss and loss adjustment expenses	77.2
Expenses	21.2
Policyholder dividends	—

Combined ratio	98.4

Catastrophe ratio	6.7

Combined ratio before catastrophes	91.8
Combined ratio before catastrophes and prior year development	91.8

[3]	Earned premiums for the three months ended September 30, 2004 and 2005 are net of catastrophe treaty reinstatement premium of $4 and $18, respectively.

[4]	The three months ended September 30, 2005 included workers compensation reserve strengthening of $70.

[5]	Catastrophe losses for the three months ended September 30, 2004 included losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita.

[6]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the nine months ended September 30, 2004, the net reserve release related to September 11.
PC-4a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
UNDERWRITING RESULTS
Written premiums [1]	$426	$473	$533	$408	$1,691	$1,840	9%
Change in reserve	105	56	17	(64)	133	114	(14%)

Earned premiums [2] [3]	321	417	516	472	1,558	1,726	11%

Loss and loss adjustment expenses
Current year	293	302	441	309	1,130	1,345	19%
Prior year	47	3	21	(2)	52	69	33%

Total loss and loss adjustment expenses [4]	340	305	462	307	1,182	1,414	20%

Underwriting expenses	88	89	109	77	356	363	2%
Dividends to policyholders	3	(6)	3	2	10	2	(80%)

Underwriting results	$(110)	$29	$(58)	$86	$10	$(53)	NM

UNDERWRITING RATIOS [2]
Loss and loss adjustment expenses
Current year	90.3	73.2	85.9	64.9	72.5	77.9	(5.4)
Prior year [5]	14.9	0.6	3.9	(0.4)	3.3	4.0	(0.7)

Total loss and loss adjustment expenses	105.2	73.8	89.8	64.5	75.8	81.9	(6.1)

Expenses	28.1	20.4	21.3	16.9	22.9	21.1	1.8
Policyholder dividends	0.8	(1.2)	0.4	0.5	0.7	0.1	0.6

Combined ratio	134.1	93.1	111.4	81.8	99.3	103.1	(3.8)

Catastrophe ratio [4] [5]	(35.6)	1.6	15.7	4.2	1.7	(0.4)	2.1

Combined ratio before catastrophes	169.7	91.5	95.7	77.6	97.6	103.5	(5.9)

Combined ratio before catastrophes and prior year development	117.5	91.7	91.9	78.0	94.3	92.8	1.5

[1]	Written premium for workers’ compensation business has been adjusted to reflect written premium in the period the policies incept.

[2]	Specialty Commercial earned premiums for the three months ended March 31, 2004 were reduced by $90, reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The three months ended March 31, 2004 also included a net reserve release of $116 related to September 11 and an increase in reserves of $167 for construction defects claims. Other prior year loss development in 2004 included a decrease in reserves of $4 for the three months ended March 31, 2004 and an increase in reserves of $18 for the year ended December 31, 2004. The following table shows underwriting ratios for the three months ended March 31, 2004 and year ended December 31, 2004 before giving effect of these items:

Loss and loss adjustment expenses
Current year	70.5	74.0
Prior year	—	—

Total loss and loss adjustment expenses	70.5	74.0
Expenses	21.9	20.1
Policyholder dividends	0.6	0.1

Combined ratio	93.0	94.2

Catastrophe ratio	1.3	6.0

Combined ratio before catastrophes	91.7	88.2
Combined ratio before catastrophes and prior year development	91.7	88.2

[3]	Earned premiums for the three months ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $4.

[4]	Catastrophe losses for the three months ended September 30, 2004 included losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[5]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the three months ended March 31, 2004, the net reserve release related to September 11.
PC-4b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

	THREE MONTHS ENDED			NINE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	SEPTEMBER 30,
	2005	2005	2005	2004	2005	Change
WRITTEN PREMIUMS [1]

Property	$66	$75	$38	$371	$179	(52%)
Casualty	242	239	202	571	683	20%
Bond	52	59	59	149	170	14%
Professional Liability	76	89	109	249	274	10%
Other [2]	41	38	49	92	128	39%

Total	$477	$500	$457	$1,432	$1,434	—

EARNED PREMIUMS [1]

Property	$76	$72	$40	$343	$188	(45%)
Casualty [3]	214	221	201	437	636	46%
Bond	49	52	54	140	155	11%
Professional Liability	82	84	89	248	255	3%
Other	44	39	47	86	130	51%

Total	$465	$468	$431	$1,254	$1,364	9%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	Written premium for workers’ compensation business has been adjusted to reflect written premium in the period the policies incept.

[3]	Earned premiums for the nine months ended September 30, 2004 were reduced by $90 to reflect a decrease in estimated earned premiums on retrospectively-rated policies.

PC-5a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

	THREE MONTHS ENDED				YEAR ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2004	2004	2004	2004	2003	2004	Change
WRITTEN PREMIUMS [1]

Property	$83	$122	$166	$72	$440	$443	1%
Casualty	192	182	197	172	670	743	11%
Bond	48	50	51	48	162	197	22%
Professional Liability	78	85	86	93	324	342	6%
Other [2]	25	34	33	23	95	115	21%

Total	$426	$473	$533	$408	$1,691	$1,840	9%

EARNED PREMIUMS [1]

Property	$87	$99	$157	$118	$429	$461	7%
Casualty [3]	81	163	193	198	615	635	3%
Bond	44	49	47	48	152	188	24%
Professional Liability	82	82	84	87	296	335	13%
Other	27	24	35	21	66	107	62%

Total	$321	$417	$516	$472	$1,558	$1,726	11%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	Written premium for workers’ compensation business has been adjusted to reflect written premium in the period the policies incept.

[3]	Earned premiums for the three months ended March 31, 2004 were reduced by $90 to reflect a decrease in estimated earned premiums on retrospectively-rated policies.

PC-5b

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY — OTHER OPERATIONS
OPERATING RESULTS

	THREE MONTHS ENDED			NINE MONTHS ENDED
				SEPTEMBER 30,
	Mar. 31,	Jun. 30,	Sept. 30,
	2005	2005	2005	2004	2005	Change
UNDERWRITING RESULTS

Written premiums	$2	$—	$2	$(11)	$4	NM
Change in reserve	(1)	1	—	(33)	—	100%

Earned premiums	3	(1)	2	22	4	(82%)

Loss and loss adjustment expenses
Current year	—	—	—	33	—	(100%)
Prior year [1]	28	107	51	344	186	(46%)

Total loss and loss adjustment expenses	28	107	51	377	186	(51%)

Underwriting expenses	3	2	4	34	9	(74%)

Underwriting results	(28)	(110)	(53)	(389)	(191)	51%

Net investment income	77	70	70	265	217	(18%)
Other expenses	(1)	(2)	(3)	(19)	(6)	68%
Income tax expense	(12)	19	1	68	8	(88%)

Core earnings	36	(23)	15	(75)	28	NM

Add: Net realized capital gains, after-tax	13	4	—	24	17	(29%)

Net income (loss)	$49	$(19)	$15	$(51)	$45	NM

[1]	The nine months ended September 30, 2004 included a net reserve release of $97 related to September 11, an increase of $130 for assumed casualty reinsurance reserves, a provision of $181 associated with the evaluation of the reinsurance recoverable asset, and $75 of environmental reserve strengthening. The three months ended June 30, 2005 included assumed reinsurance reserve strengthening of $73. The three months ended September 30, 2005 included environmental reserve strengthening of $37.

PC-6a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY — OTHER OPERATIONS
OPERATING RESULTS

	THREE MONTHS ENDED				YEAR ENDED
					DECEMBER 31,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2004	2004	2004	2004	2003	2004	Change
UNDERWRITING RESULTS
Written premiums	$(1)	$(4)	$(6)	$1	$224	$(10)	NM
Change in reserve	(13)	(18)	(2)	(1)	(146)	(34)	77%

Earned premiums	12	14	(4)	2	370	24	(94%)

Loss and loss adjustment expenses
Current year	17	11	5	3	302	36	(88%)
Prior year [1] [2]	48	205	91	65	180	409	127%

Total loss and loss adjustment expenses	65	216	96	68	482	445	(8%)

Underwriting expenses	12	12	10	(7)	124	27	(78%)

Underwriting results	(65)	(214)	(110)	(59)	(236)	(448)	(90%)

Net investment income	96	88	81	80	336	345	3%
Other expenses	(7)	(9)	(3)	(18)	46	(37)	NM
Income tax expense	(2)	52	18	4	(40)	72	NM

Core earnings before 2003 asbestos reserve addition	22	(83)	(14)	7	106	(68)	NM

2003 Asbestos reserve addition	—	—	—	—	(1,701)	—	100%

Core earnings	22	(83)	(14)	7	(1,595)	(68)	96%

Add: Net realized capital gains, after-tax	14	7	3	(1)	67	23	(66%)

Net income (loss)	$36	$(76)	$(11)	$6	$(1,528)	$(45)	97%

[1]	The three months ended March 31, 2004 included a net reserve release of $97 related to September 11 and an increase of $130 for assumed casualty reinsurance reserves. The three months ended June 30, 2004 included a provision of $181 associated with the evaluation of the reinsurance recoverable asset. The three months ended September 30, 2004 included environmental reserve strengthening of $75. The three months ended December 31, 2004 included an increase of $40 for assumed casualty reinsurance reserves.

[2]	The year ended December 31, 2003 excludes $2,604 related to the 2003 asbestos reserve addition.

PC-6b

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Date: January 10, 2006	By:	/s/ Robert J. Price
		Name:	Robert J. Price
		Title:	Senior Vice President and Controller